  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 19, 2000
                                            Registration Statement No. 333-93913
================================================================================
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                   FORM N-2

          /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
             /X/ Pre-Effective Amendment No. 4
             / / Post-Effective Amendment No. ____________

                             ---------------------
                               UTEK CORPORATION
            (Exact name of registrant as specified in its charter)
                            ---------------------
                           202 South Wheeler Street
                           Plant City, Florida 33566
Address of principal executive offices (Number, Street, City, State and Zip
                                     Code)

                                (813) 754-4330
              Registrant's telephone number, including area code
                            ---------------------
                     Sam I. Reiber, Esq., General Counsel
                             601 E. Twiggs Street
                             Tampa, Florida 35602
                                (813) 223-7509
           (Name, address and telephone number of agent for service)
                            ---------------------
                                  Copies to:

   Jay M. Kaplowitz, Esq.                            Robert W. Walter, Esq.
GERSTEN, SAVAGE & KAPLOWITZ, LLP      BERLINER ZISSER WALTER & GALLEGOS, P.C.

101 East 52nd Street, 9th Floor                1700 Lincoln Street, Suite 4700
    New York, New York 10022                         Denver, Colorado 80203
      (212) 752-9700                                       (303) 830-1700
    (212) 752-9713 (fax)                               (303) 830-1705 (fax)
                            ---------------------
     Approximate date of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /


     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: / /
                            ---------------------
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8 (a) of the Securities Act of 1933, as amended (the "Securities Act") or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


================================================================================

                                                                                 Proposed
                                                                Proposed         Maximum
                                                                Maximum         Aggregate       Amount of
        Title of Each Class of            Amount Being       Offering Price      Offering      Registration
     Securities Being Registered           Registered       Per Security(1)       Price             Fee
------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01........       1,150,000(2)        $ 6.00         $6,900,000       $ 1,821.60
------------------------------------------------------------------------------------------------------------
Underwriters' Warrants ..............         100,000           $  .03         $    3,000                (4)
------------------------------------------------------------------------------------------------------------
Common Stock Issuable on Exercise
 of Underwriters' Warrants ..........         100,000(3)        $ 9.90         $  990,000       $   261.36
------------------------------------------------------------------------------------------------------------
    Total: ..............................................................................       $ 2,082.96

================================================================================
(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 promulgated under the Securities Act of 1933, as amended.

(2) Includes up to 150,000 shares of Common Stock issuable upon exercise of the underwriters' over-allotment option.

(3) Pursuant to Rule 416, this Registration Statement also covers an indeterminable number of additional shares of Common Stock issuable as a result of any future anti-dilution adjustments in accordance with the terms of the Warrants.

(4) No fee due pursuant to Rule 457(g)

                             CROSS REFERENCE SHEET

Item number and heading                                Location in prospectus
-----------------------                                ----------------------
Part A
------

Item 1.  Outside Front Cover                           Outside Front Cover Page

Item 2.  Inside Front and Outside Back Cover Page      Inside Front and Outside Back Cover Page

Item 3.  Fee Table and Synopsis                        Fee Table; Prospectus Summary

Item 4.  Financial Highlights                          Financial Highlights

Item 5.  Plan of Distribution                          Underwriting

Item 6.  Selling Shareholders                          Not applicable

Item 7.  Use of Proceeds                               Use of Proceeds

Item 8.  General Description of the Registrant         Prospectus Summary; Risk Factors; Business

Item 9.  Management                                    Management

Item 10. Capital Stock, Long-Term Debt, and Other      Description of Securities
         Securities

Item 11. Defaults and Arrears on Senior Securities     Not applicable

Item 12. Legal Proceedings                             Investment Objectives and Policies -- Legal
                                                       Proceedings

Item 13. Table of Contents of the Statement of         Not applicable
         Additional Information
Part B
------

Item 14. Cover Page                                    Not applicable

Item 15. Table of Contents                             Not applicable

Item 16. General Information and History               Business -- General Information and History

Item 17. Investment Objectives and Policies            Investment Objectives and Policies

Item 18. Management                                    Management

Item 19. Control Persons and Principal Holders of      Control Persons and Principal Holders of
         Securities                                        Securities

Item 20. Investment Advisory and Other Services        Investment Advisory and Other Services

Item 21. Brokerage Allocation and Other Practices      Brokerage Allocation and Other Practices

Item 22. Tax Status                                    Income Tax Matters

Item 23. Financial Statements

     Pursuant to General Instruction on Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. All items required to be set forth in Part C are set forth in Part C.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                SUBJECT TO COMPLETION, DATED SEPTEMBER 19, 2000

                                1,000,000 Shares

                                [GRAPHIC OMITTED]

                               UTEK CORPORATION

                                  Common Stock

                                 ------------

     UTEK Corporation is offering 1,000,000 shares of its common stock at $6.00 per share. This is our initial public offering and there currently is no public market for our common stock.

     We are an internally managed closed-end management investment company that operates as a business development company under the Investment Company Act of 1940. Our primary investment objective is to increase our net assets by exchanging stock in our portfolio companies for cash and other assets we will use to acquire licenses to additional technologies. We seek to achieve our investment objective by developing our portfolio companies that identify, license and market new technologies invented primarily by employees of universities and laboratories.

     On closing of this offering, investors will experience immediate and substantial dilution of $3.74 or 62% per share. Shares of closed-end investment companies, like our company, have a tendency to trade at a discount from their net asset value. The initial public offering price is $6.00 per share, which was determined based upon negotiations with the representative of the underwriters. Our common stock will be listed on The Nasdaq SmallCap Market under the symbol UTOB.

     Investing in our common stock involves risks including, but not limited to, those associated with our portfolio companies, which are development stage companies with little or no operating histories. See "Risk Factors" beginning on page 6.

                                                  Sales Load
                                     ------------------------------------
                                       Underwriting
                        Price to      Discounts and      Nonaccountable      Proceeds to
                         Public        Commissions     Expense Allowance        UTEK
                     --------------  ---------------  -------------------  --------------
Per Share .........    $     6.00       $   0.60           $   0.18          $     5.22
Total .............    $6,000,000       $600,000           $180,000          $5,220,000

     We have entered into a three-year financial consulting agreement with the representative of the underwriters for a total fee of $120,000 payable on closing of this offering. We have granted the underwriters a 45-day option to purchase up to an additional 150,000 shares of common stock to cover over-allotments. The underwriters are offering the shares on a firm commitment basis.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     Delivery of the shares of common stock will be made on or about October __, 2000.

                          Schneider Securities, Inc.

                The date of this prospectus is           , 2000.

                             ---------------------

                               TABLE OF CONTENTS


                                                       Page                                                             Page
                                                      -----                                                              ---
Available Information .............................     ii       Portfolio Transactions ............................     32
Reports to Stockholders ...........................     ii       Regulation ........................................     32
Fee Table .........................................    iii       Management ........................................     35
Prospectus Summary ................................      1       Control Persons and Principal Holders of
Risk Factors ......................................      6          Securities .....................................     39
Dilution ..........................................     14       Conflicts of Interest .............................     40
Dividends and Future Distributions ................     15       Investment Advisory Services ......................     40
Capitalization ....................................     15       Brokerage Allocation and Other Practices ..........     40
Use of Proceeds ...................................     16       Income Tax Matters ................................     41
Selected Financial Data ...........................     17       Description of Securities .........................     41
Management's Discussion and Analysis of                          Underwriting ......................................     43
   Financial Condition and Results of Operations        18       Legal Matters .....................................     45
Business ..........................................     21       Experts ...........................................     45
Investment Objectives and Policies ................     21       Custodian .........................................     45
Determination of Net Asset Value ..................     32       Index to Consolidated Financial Statements ........    F-1



     You should rely only on the information contained in this document or to that which we have referred you. We have not authorized anyone to provide you with information that is different. This document may only be used where it is legal to sell these securities. The information in this document may only be accurate on the date of this document.

                             AVAILABLE INFORMATION

     We have filed a Registration Statement on Form N-2 regarding this offering with the Securities and Exchange Commission. This prospectus, which is a part of the registration statement, sets forth concisely the information about our company that a prospective investor should know before investing, and this prospectus should be read and retained for future reference. This prospectus does not contain all of the information included in the registration statement, and you should refer to the registration statement and its exhibits to read that information. References in this prospectus to any of our contracts or other documents are not necessarily complete, and you should refer to the exhibits attached to the registration statement for copies of the actual contract or document. You may read and copy the registration statement, the related exhibits and the other materials we file with the Commission at the Commission's public reference room at 450 Fifth Street N.W., Washington, D.C. 20549 and at the Commission's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. You can also request copies of those documents, upon payment of a duplicating fee, by writing to the Commission. Please call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms and regional offices. The Commission also maintains an Internet site that contains reports, proxy and information statements and other information regarding companies that file documents electronically with the Commission, including information about us following this offering. The SEC's website address is www.sec.gov. Our website address is www.utekcorp.com. Our website is not incorporated by reference into this prospectus.

                            REPORTS TO STOCKHOLDERS

     As a result of this offering, we will be subject to the informational requirements of the Securities Exchange Act. So long as we are subject to the periodic reporting requirements of the Exchange Act, we will furnish reports and other information required thereby to the Securities and Exchange Commission. We intend to furnish our stockholders with annual reports containing, among other information, audited financial statements certified by an independent accounting firm and quarterly reports containing unaudited financial statements. We also intend to file such other reports as we may determine or as may be required by law.

     In connection with this offering, the underwriters may over-allot or effect transactions which stabilize or maintain the market price of our common stock offered hereby at levels above that which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

                                   FEE TABLE



Stockholder Transaction Expenses
  Sales load (as a percentage of offering price)
      Underwriting discounts and commissions .........   10.0%
      Non-accountable expense allowance ..............    3.0%
Annual Expenses (as a percentage of net assets)
  Other expenses
      Salaries and wages .............................    3.3%
      Professional fees ..............................    3.4%
      Sales and marketing ............................    2.4%
      Management fees ................................    0.7%
      General and administrative .....................    3.4%
Total annual expenses ................................   13.2%
                                                         ====
The non-accountable expense allowance is equal to three percent (3%) of the aggregate gross proceeds from the offering and is payable to Schneider Securities, Inc. as representative of the underwriters.

Other expenses are based upon estimated amounts for the current fiscal year, as a percentage of net assets, including estimated net proceeds from the offering. For additional information on management compensation, please refer to the discussion of our stock option plans beginning on page 37.

----------------------------------------------------------------------------------------------
Example                                               1 year    3 years    5 years    10 years
----------------------------------------------------------------------------------------------
 You will pay the following expenses on a $1,000
 investment after the following periods, assuming a
 5% annual return .................................    $251       $461       $635       $953
----------------------------------------------------------------------------------------------

     The purpose of the above table is to assist investors in understanding the various costs and expenses that an investor in our company will bear directly or indirectly.

     The foregoing should not be considered a representation of past or future expenses or rates of return. The actual expenses and rates of return may be greater or lesser than those shown in the example.

                              PROSPECTUS SUMMARY

     This summary highlights some of the information in this prospectus. It may not contain all of the information that is important to you. To understand this offering fully, you should read the entire prospectus carefully, including the risk factors and the financial statements. Unless we tell you otherwise, the information in this prospectus assumes that the underwriters will not exercise their over-allotment option.

UTEK Corporation

General

     We are a non-diversified, closed-end management investment company that has elected to be treated as a special type of investment company known as a business development company, or BDC. Our primary investment objective is to increase our net assets by exchanging stock in our portfolio companies for cash and other assets we will use to acquire licenses to additional technologies. We intend to achieve this objective through our U2B(TM) investment model which consists of:

   o making controlling investments in and forming development stage companies, which we refer to as portfolio companies;

   o developing our portfolio companies through the acquisition of new technologies and, when appropriate, the funding of further research and development;

   o realizing value primarily through the sale of our portfolio companies to companies in related industries in non-taxable transactions in which we receive common stock of the acquiring company; and

   o selling the common stock we receive in exchange for our portfolio companies and investing the proceeds of sale in licensing additional portfolio technologies for our portfolio companies.

Investment Strategy

     We form and make investments in our portfolio companies for the purpose of assisting the portfolio companies in obtaining licenses to new technologies developed at universities and research laboratories in a variety of industries, including e-commerce, nanotechnology, computer sciences, environmental engineering and healthcare. We also seek acquisition partners that will purchase our portfolio companies including their technology rights, primarily in stock for stock exchanges. We may also make additional investments in portfolio companies and their acquirors to fund continued research and development of the acquired technologies.

     We also provide our portfolio companies with significant managerial assistance including having members of our management team serve as directors and executive officers of our portfolio companies. Our management has experience identifying and acquiring licensing rights to technologies developed at universities and research laboratories and selling those rights to other entities for commercialization, a process referred to as technology transfer. We also provide assistance to portfolio companies in connection with setting up and funding sponsored research programs for the development of new technologies. Our portfolio companies are formed with the objective of completing a technology transfer. Our U2B(TM) investment model is designed to bring technologies from their inception at universities to the private sector; hence, we engage in university-to-business technology transfer.

     As of the date of this prospectus we have controlling interests in the following portfolio companies:

   o Zorax, Inc., which has acquired a license to a patent pending technology for the separation of cystic parasites from drinking water;

   o Technology Development, Inc., which is seeking to acquire new computer hardware and software technologies;

   o Advanced Desalination Technologies, Inc., which is seeking to acquire a water desalination technology;

   o Doppler Technology International, Inc., which is seeking to acquire new technologies for non-invasive analysis of body tissue;

   o Microsphere Technology, Inc., which is seeking to acquire licenses to novel materials science technologies;

   o XGR Imaging, Inc., which is seeking to acquire new imaging technologies;

   o Advanced Measurement Systems, Inc., which is currently seeking to acquire licenses to new surface measurement technologies;

   o Advanced Surface Measurement, Inc., which is currently seeking to acquire licenses to new surface analysis technologies;

   o Voice Tech Worldwide, Inc., which has acquired a license to a proprietary process technology that acts as a voice-mail to e-mail agent providing access to multiple heterogeneous voice-mail systems; and

   o Universal Keypad, Inc., which has acquired a license to a proprietary technology that acts to enhance the ease-of-use of keypads.


     When we identify a new technology that we believe has commercial potential, it is our practice to have a portfolio company enter into an agreement with the developers to license the technology. We intend that substantially all research and marketing will be conducted by our portfolio companies. However, we do not intend to have a portfolio company invest substantial sums in a new technology or a licensing arrangement until such time as we or the portfolio company has identified a suitable purchaser and we have entered into an agreement to sell the portfolio company to the purchaser. These sales are structured such that we exchange all the shares we own in the portfolio company for common stock or other securities of the purchaser in a tax-free exchange. Sales of our portfolio companies to date are as follows:

   o In May 1998, we received 1,000,000 shares of common stock of Lexon, Inc. in connection with the sale of Gentest, Inc. a portfolio company, to Lexon. Lexon is a development stage public company whose shares are traded on the over-the-counter bulletin board under the symbol LXXN.

   o In June 1999, we received 791,957 shares of common stock of NuElectric, Inc. in connection with the sale of our portfolio company, Clean Water Technologies, Inc. to NuElectric. On November 12, 1999, we exchanged 300,000 shares of our NuElectric common stock for common stock in another company. We own the remaining 491,957 shares of NuElectric common stock. NuElectric is a development stage public company whose shares are traded on the over-the-counter bulletin board under the symbol NRGE.

   o In May 1999, we received 900,000 shares of common stock of Centrex, Inc. in connection with the sale of our portfolio company, E. Coli Measurement Systems, Inc., to Centrex. In September 1999, we received 684,000 shares of common stock of Centrex in connection with the sale of another portfolio company, Safe Water Technologies, Inc., to Centrex. Centrex is a development stage private company and we own 1,584,000 shares of Centrex common stock.

   o In January 1999, we received 879,300 shares of common stock of Image Analysis, Inc., an Oklahoma corporation in connection with the sale of our portfolio company, Image Analysis Corporation, to Image Analysis, Inc. Image Analysis, Inc. is a development stage private company and we own 879,300 shares of common stock of Image Analysis, Inc.

   o In May 1999, we received 900,000 of common stock of Nucor Enterprises, Inc., an Oklahoma corporation on the sale of our portfolio company, Advanced Reinforcing Technologies, Inc. to Nucor. Nucor is a development stage private company and we own 900,000 shares of common stock of Nucor.

   o In January 2000, we received $50,000 cash and a promissory note for $150,000 on the sale of our portfolio company, Cancer Diagnostics, Inc., to Lexon, Inc.

   o In March 2000, we received 100,799 shares of common stock of Graphco Technologies, Inc., on the sale of our portfolio company, Digital Personnel, Inc., to Graphco-DPI Holding Company, Inc., a wholly-owned subsidiary of Graphco Technologies, Inc. Graphco Technologies, Inc. is a private company.

   o In June 2000, we received 931,000 shares of common stock of The Quantum Group, Inc., on the sale of our portfolio company Advanced Recycling Sciences, Inc. to The Quantum Group, Inc. The Quantum Group, Inc. is a development stage public company with shares traded on the OTC Bulletin Board under the symbol QTMG.

     Our objective is to hold the securities that we receive in exchange for our portfolio companies until such time that we can sell the securities for cash or other assets. The proceeds of these sales are to be used primarily to acquire additional rights in technologies for our portfolio companies.

     We also provide consulting services relating to technology transfer to university research departments and to public and private companies.

     UTEK Corporation was incorporated under the laws of the State of Delaware in July 1999. Our principal executive offices are located at 202 South Wheeler Street, Plant City, Florida 33566, and our telephone number is (813) 754-4330. Our website is located at www.utekcorp.com.

                       Management Fees and Compensation

     Clifford M. Gross, our Chairman, will receive a salary of $150,000 per year. Our President, Uwe Reischl, will receive a salary of $100,000 per year. In addition, we granted stock options and paid other compensation to certain of our officers for their management assistance to portfolio companies. See "Management -- Executive Compensation."

                                 The Offering



Common stock offered ......................   1,000,000 shares.
Public offering price .....................   $6.00 per share.
Common stock to be outstanding after this
  offering ................................   3,782,226 shares. This does not include 100,000 shares
                                              reserved for issuance to the representative of the
                                              underwriters.
Risk factors ..............................   Investing in our common stock involves a high degree
                                              of risk including, but not limited to, the highly
                                              speculative nature of our investments in our portfolio
                                              companies and the illiquidity and lack of
                                              diversification of our investments.
Use of Proceeds ...........................   We intend to use the net proceeds of this offering for:
                                              o investments in portfolio companies and additional
                                                investments for research and development of
                                                licensed technologies; and
                                              o general corporate purposes, including working
                                                capital.
The Nasdaq SmallCap Market symbol .........   UTOB

                             Financial Highlights

     The following table sets forth per share income, capital changes and certain other operating information for us. The financial and other data has been derived from our audited financial statements for the years ended December 31, 1997, 1998 and 1999 and the unaudited financial statements for the six months ended June 30, 1999 and 2000, all of which are included in another section of this prospectus. The information below should be read in conjunction with "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our consolidated financial statements and their footnotes, each of which is included in another section of this prospectus.

                                                                                                     Six Months Ended
                                                        Year Ended December 31                            June 30
                                           ------------------------------------------------   -------------------------------
                                                1997             1998             1999             1999             2000
                                           --------------   --------------   --------------   --------------   --------------
                                                                                                (unaudited)      (unaudited)
PER SHARE INFORMATION
Net asset value, beginning of period         $      --        $    0.02        $    0.56        $    0.56        $    1.18
  Net increase from operations (1) .....            --             0.05             0.10             0.23             0.22
  Net change in unrealized
   appreciation on investments
   (after taxes) (1) ...................            --             0.23             (0.04)           0.13             0.05
  Net increase from stock
   transactions (1) ....................         0.02              0.26             0.56             0.56                --
                                             ---------        ---------        ----------       ---------        ----------
Net asset value, end of period .........     $   0.02         $    0.56        $    1.18        $    1.48        $    1.45
                                             =========        =========        ==========       =========        ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ..............     $  31,708        $1,365,647       $3,284,453       $4,104,821       $4,041,860
Ratio of expenses to average net
  assets (2) ...........................            32%               31%              31%              15%              26%
Ratio of net income to average net
  assets ...............................           (32%)              15%              12%              23%              17%
Portfolio turnover rate ................            --                --                7%              --%              --%
Weighted average number of shares
  outstanding during the period ........     2,070,494         2,304,691        2,682,420        2,682,420        2,782,226

-------------
(1) Calculated based on weighted average number of shares outstanding during the period.

(2) Excluding income taxes.

                                 RISK FACTORS

     An investment in our common stock is speculative and involves a high degree of risk. In addition to the other information in this prospectus, you should carefully consider the following risk factors before making an investment decision.

Our investment model is speculative in nature and our history of investments using the model is limited.

     Our investment model is highly speculative since it involves making investments in new development stage companies and having those companies invest in new, untested technology. Furthermore, we have only been using our investment model for a relatively short period of time and have little or no historical information upon which to judge whether or not the model is successful. We cannot assure you that our investment model or any of our investments will be successful.


Our portfolio companies are development stage companies dependent upon the successful commercialization of new technologies. Each of our investments in portfolio companies is subject to a high degree of risk and we may lose all of our investment in a portfolio company if it is not successful.

     We invest in development stage companies that our management believes can benefit from our expertise in technology transfer. Development stage companies are subject to all of the risks associated with new businesses. In addition, our portfolio companies are also subject to the risks associated with research and development of new technologies. These include the risks that new technologies may:

     o not be identified, developed or commercialized,

     o not function, or

     o become obsolete.

     Our portfolio companies must successfully acquire licenses to new technologies, and in some cases further develop new technologies, and then complete a merger transaction for our investments to be successful. Two of our portfolio companies have acquired technology licenses which will revert back to their university licensors if those companies are not sold by approximately the end of October 2000. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies will be competing with larger, established companies, with greater access to, and resources for, further development of these new technologies. In addition, for an investment to be successful, our portfolio companies often must develop the technology and identify buyers who are willing to acquire the technology, in exchange for stock or other consideration. We cannot assure you that any of our portfolio companies will be successful or that we will successfully sell our portfolio companies or sell or relicense the technology rights held by our portfolio companies. We may lose our entire investment in any or all of our portfolio companies.

Our portfolio companies depend upon the research and development activities of universities and laboratories, over which neither we nor our portfolio companies have any control.

     Our portfolio companies depend upon the research activities of universities and government research facilities. Neither we, nor our portfolio companies, have any control over the research activities of universities and research laboratories. In addition, we have no control over what types of research are presented to us by universities and government research facilities for evaluation and commercial development. Further, the licenses to technologies that our portfolio companies obtain may be non-exclusive. In the event that we make an investment in a portfolio company, and we are unable to locate a new technology to be acquired by the portfolio company, we could lose our entire investment.


Technologies acquired by our portfolio companies may become obsolete before we can sell the portfolio companies.

     Neither we nor our portfolio companies have any control over the pace of technology development. There is a significant risk that a portfolio company could acquire the rights to a technology that is currently or is subsequently made obsolete by other technological developments. We cannot assure you that any of our portfolio companies will successfully acquire, develop and transfer any new technology.

The patents on the technologies that our portfolio companies license may infringe upon the rights of others and patent applications that universities or laboratories have filed may not be granted.

     Many of our portfolio companies rely upon patents to protect the technologies that they license. If the patents on technologies that they license are found to infringe upon the rights of others, or are held to be invalid, then the licenses to such technologies will have little or no value to our portfolio companies. In addition, if a patent licensed by a portfolio company is found to infringe upon the rights of others, the portfolio company may be liable for monetary damages. Our portfolio companies are dependent upon universities or government research facilities to file, secure and protect patents on licensed technologies. In the event that a patent is challenged or violated, our portfolio companies may not have the financial resources to defend the patent either in the preliminary stages of litigation or in court. In addition, if our portfolio companies acquire licenses to technologies with patents pending, we cannot assure you that such patents will be granted.

Technologies that have been developed with funding from the United States government may have limits on their use which could affect the value of the technology to a portfolio company.

     Technologies developed with funds provided by the United States government have restrictions regarding where they may be sold and have limits on exclusivity. A portfolio company that acquires a technology developed with federal funding may be limited as to where it can sell the technology. The technology may only be allowed to be sold or manufactured within the United States. In addition, under Section 23 of the United States Code, the government has the right to use technologies that it has funded regardless of whether the technology has been licensed to a third party. Such regulations may limit the marketability, and therefore reduce the value of, the technology to our portfolio companies.

We may need to make additional investments in our portfolio companies to provide them with capital to further develop licensed technologies.

     We may have to make additional investments in portfolio companies to protect our initial investments. We retain the discretion to make any additional investments as our management determines. The failure to make such additional investments may jeopardize the continued viability of a portfolio company and our initial (and subsequent) investments. Moreover, additional investments may limit the number of companies in which we can make initial investments. We have no established criteria in determining whether to make an additional investment except that our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. We cannot assure you that we will have sufficient funds to make any necessary additional investments. This could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

We may be unable or decide not to make additional investments in our portfolio companies which could result in our losing our initial investment if the portfolio company fails. Our ownership and control may be diluted if a portfolio company obtains additional funds from third party investors.

     Our agreement with the underwriters restricts the size of our investment in any single portfolio company and, as a result, could prohibit an additional investment in a portfolio company in the event that our initial investment represented 10% or more of our assets. Even if we are able to make an additional investment in a portfolio company within the prescribed limits, we may elect not to make an additional investment in a portfolio company in order to limit the size of our investment which is at risk. It is also our policy not to make loans to our portfolio companies which in the aggregate exceed 25% of our net assets. Therefore, if a portfolio company requires additional funds to continue operating, and we cannot or choose not to make an additional investment, our investment in the portfolio company may decline in value. In addition, to the extent that a portfolio company seeks additional financing from third parties, our ownership interest and control of the portfolio company may be diluted.

The securities we hold in our portfolio companies are illiquid and we may not be able to sell the portfolio company securities we hold for amounts equal to their recorded value, if at all.

     Our portfolio companies are all private entities and we acquire securities in each portfolio company in a private transaction. As a result, all of the securities we hold in our portfolio companies are restricted securities, as defined under the Securities Act and are subject to restrictions on resale. Furthermore, we do not anticipate that a public market will exist for any of the securities we hold in our portfolio companies.

Therefore, any sale or other transfer of the securities we hold in portfolio companies will be made in private transactions and we cannot assure you that we will be able to sell our portfolio company securities for amounts equal to the values that we have ascribed to them.

We are dependent on merger transactions, structured as tax-free exchanges to sell our portfolio companies. A change in the Internal Revenue Code affecting tax-free exchanges could reduce or eliminate our ability to sell portfolio companies.

     We do not anticipate selling any of our portfolio companies, except in connection with merger transactions. We anticipate that most, if not all, of such merger transactions will be structured as tax free exchanges under Section 368 of the Internal Revenue Code. If Section 368 were to be amended so that we were no longer able to structure our merger transactions as tax free exchanges, we may not be able to sell our portfolio companies on acceptable terms. If we are unable to successfully sell a portfolio company in a merger transaction, we may lose our investment.

We have been dependent on a small number of companies controlled by the same investor group for the purchase of our portfolio companies. We have only limited experience selling our portfolio companies and of the nine transactions that we have completed, six have been with companies controlled by the same group of investors.

     As of the date of this prospectus we have completed only nine transactions, including eight mergers and one stock sale, involving the sale of portfolio companies to other companies. Six of these sales have been made to companies that were then controlled by substantially the same investors. As a result, we have only had the benefit and experience of negotiating such agreements with a small number of purchasers. We cannot assure you that we will be able to successfully negotiate merger transactions for sales of our portfolio companies in the future.

The agreements we have with universities do not guarantee that the universities will grant licenses to our portfolio companies.

     The agreements that we have entered into with universities provide us with the ability to evaluate the commercial potential for technologies at an early stage of development. However, these agreements do not provide us with any guarantee that following our evaluation, a university will grant us a license. As a result, we may expend time and resources evaluating a technology and not be able to secure a license to such technology for one of our portfolio companies.

We are exposed to significant asset concentration risk.

     To date, six out of the nine consummated transactions have been with "merger parties" controlled by substantially the same investors. The value of these investments represented approximately 65% of our total net assets as of December 31, 1999 and approximately 57% of our total net assets as of June 30, 2000.

We are dependent upon our management's ability to identify acquirors for our portfolio companies.

     Our investment strategy is based upon selling our portfolio companies primarily to small or development stage public companies that wish to acquire the technologies owned by our portfolio companies. We do not expect to sell any portfolio company securities to the public. If we fail to identify an acquiror for a portfolio company, we do not expect to sell that portfolio company's securities to the public. Therefore, our entire investment in the portfolio company could be lost.

We are dependent upon and have little or no control over the efforts of companies that acquire our portfolio companies to successfully commercialize the acquired technologies.

     When we sell a portfolio company, we receive common stock from the acquiring company based upon the mutually agreed upon values of the portfolio company, its licensed technology and the acquiring company. We then intend to sell the securities that we acquire in exchange for our portfolio companies at some time in the future. Therefore, our ability to profit from an investment in a portfolio company is ultimately dependent upon the price we receive for the shares of the acquiring company. In most cases, the companies that acquire our portfolio companies must successfully commercialize the technologies they acquire. We do not have control over the companies that acquire our portfolio companies and we do not intend to provide them with managerial assistance. These operating companies may face intense competition, including competition from companies with:

     o greater financial resources,

     o more extensive research and development experience,

     o greater manufacturing, marketing and service capabilities, and

     o a greater number of qualified and experienced managerial and technical personnel.

     The operating companies may face additional risks of product and technological obsolescence and government regulation over which we will have little or no control. They may need additional financing which they are unable to secure and we are unable or unwilling to provide or they may be subject to adverse developments unrelated to the technologies they acquire. We cannot assure you that any of the companies that acquire our portfolio companies will be successful or that we will be able to sell the securities we receive at a profit or for sufficient amounts to even recover our investment in the portfolio company.

The companies that have merged with our portfolio companies to date are development stage companies and, as a result, the value of the securities that we receive in such merger transactions are subject to significant fluctuations.

     Historically we have merged, and we intend to continue to merge, our portfolio companies with companies in related fields that are development stage companies. As a result, the securities that we receive when we merge a portfolio company are subject to all of the risks associated with securities of development stage companies. The values of these securities may be subject to significant fluctuations. We cannot assure you that when we sell these securities, we will receive the value ascribed to the securities either at the time of acquisition or during subsequent valuation periods.

Our investments in our portfolio companies may be concentrated in one or more industries and if these industries should decline or fail to develop as expected our investments will be lost.

     Our investments in our portfolio companies may be concentrated in one or more industries. This concentration will mean that our investments will be particularly dependent on the development and performance of those industries. Accordingly, our investments may not benefit from any advantages which might be obtained with greater diversification of the industries in which our portfolio companies operate. If those industries should decline or fail to develop as expected, our investments in our portfolio companies in those industries will be subject to loss.

Our investments in our portfolio companies are not made on a multi-tiered basis and are subject to loss.

     Substantially all of our portfolio companies are early stage companies. We may make substantial investments in our portfolio companies to enable them to conduct initial research, development and acquisition activities. These investments are not made in companies at different stages of development and, accordingly, our investments do not benefit from any advantages which might be obtained by making investments on a multi-tiered basis. We cannot assure you that any or all of our portfolio companies will find or acquire new technologies. If any or all of them do find or acquire new technologies, we cannot assure you that the portfolio companies will find suitable merger partners or purchasers of the technologies. As a result, any or all of our portfolio companies may use the proceeds of our investments to pay unrecoverable costs and expenses of researching, developing or acquiring technologies.

We generally receive equity securities of the companies that acquire our portfolio companies, rather than cash. We record revenues from these transactions; however, the securities that we receive will be subject to restrictions on resale which will limit our ability to sell these securities and attain liquidity.

     To date, we have received equity securities for most of the portfolio companies we have sold. We recorded operating income from these transactions. However, all of the securities we received in exchange for our portfolio companies are "restricted," as such term is defined under Rule
144. These securities are restricted because they were issued in private transactions not involving a public offering and may not be sold in the absence of registration other than under Rule 144 or another exemption from registration. As a result of such restrictions, our ability to sell or otherwise transfer the securities we hold in order to generate cash will be limited. We cannot assure you that we will be able to receive the recorded value of our portfolio company securities in merger transactions.

We may not be able to merge our portfolio companies with publicly traded entities and may receive non-publicly traded securities in exchange for our portfolio companies. We may be required to sell the securities we receive at a substantial discount to their appraised value if no public market exists.

     To date, we have completed nine sales of portfolio companies. Of these sales, three have been to public companies, and the remainder have been to non-public companies. We are substantially dependent upon the ability of non-public acquirors of our portfolio companies to implement a plan which would facilitate a trading market for their securities or other strategy which would allow for the potential sale of our ownership interest. In addition, to the extent that we own more than 10% of an acquiror's shares, we may be deemed to be an affiliate of the acquiror which would limit our ability to dispose of securities we receive for our portfolio companies. Our sales of the securities we receive for our portfolio companies may be limited by, and subject to, the lack of or limited nature of a trading market for the securities and the volatility of the stock market as a whole. Such limitations could prevent or delay any sale of these securities or significantly reduce the amount of proceeds, if any, that we might realize.

The values we place on our investments may not accurately reflect their future value or the value that we will receive for them when we sell them.

     At June 30, 2000, December 31, 1999 and December 31, 1998, respectively, equity securities amounting to $4,542,896 or 112% of net assets, $2,594,931 or 79% of net assets and $1,300,000 or 95% of net assets, have been valued at fair value as estimated by an independent valuation specialist. As a general matter, restricted securities and securities without an active trading market are more difficult to accurately value than unrestricted, actively traded securities of public companies. We are required by the 1940 Act to determine the value of our illiquid securities on a quarterly basis and make a good faith determination of the fair value of the investments. See "Valuation of Portfolio Securities" and our financial statements. Generally, such investments are valued on a "going concern" basis without giving effect to any disposition costs. If we were required to sell any of such investments, there is no assurance that the fair value, as determined by management, would be obtained. If we were unable to obtain fair value for such investments, there would be an adverse effect on our net asset value and on the price of our common stock.

One of the companies that we own shares in is involved in an investigation by the Securities and Exchange Commission.

     We have received a subpoena from the SEC's Division of Enforcement in connection with an investigation that involves Lexon, Inc. We own 924,973 shares of Lexon. We have received no further information regarding the nature of this investigation. As a result we cannot presently assess the materiality or significance of any potential legal proceedings, liabilities of Lexon or other risks or uncertainties, including any adverse effect on the trading price of Lexon common stock.

The book value of the shares of common stock purchased in this offering will be immediately and substantially diluted.

     The public offering price at which our common stock is sold in this offering is significantly higher than the net asset value per share of our common stock. Each share will experience immediate and substantial dilution of $3.74 or 62% from the offering price.

Your ownership interest and the value of the shares of our common stock purchased in this offering may be diluted by the exercise of stock options and warrants we have granted or may grant in the future.

     We have adopted employee stock option plans under which certain of our employees and directors have been granted options to purchase up to 378,000 shares of our common stock. We have also reserved an additional 372,000 shares of our common stock for issuance under our employee stock option plans to key employees and directors. In addition, we will issue warrants to the representative of the underwriters to purchase shares of common stock equal to ten percent of the shares sold in this offering at an exercise price of $9.90 per share. The issuance and sale of these shares of common stock will dilute the ownership interest of investors in this offering and may have an adverse effect on the price of our common stock.

If our underwriters do not act as market makers for our common stock, you may have more difficulty selling your shares.

     The underwriters of this offering may act as market makers for our common stock. However, the underwriters are not obligated to act as market makers. If our underwriters do not act as market makers for our common stock you may have more difficulty selling your shares. In addition, our shares may experience greater fluctuations in price. Our shares may also be thinly traded and a low amount of trading may significantly adversely affect the price of our shares. The representative of the underwriters has advised us of its intention to make a market in our common stock.

We depend upon Clifford M. Gross and Uwe Reischl for our investment decisions in portfolio companies.

     We rely, and will continue to be substantially dependent upon, the continued services of our management, principally our Chief Executive Officer and Chairman of the Board, Clifford M. Gross, and our President, Uwe Reischl. Our management is responsible for the review of potential investments by and the provision of advice to our portfolio companies regarding the acquisition of technologies and additional research and development. We also depend upon our management's key contacts with universities, to maintain our access to new technologies, and their relationships with companies in the private sector in order to effectuate the sale of our portfolio companies.

Any transactions we engage in with affiliates may involve conflicts of interest.

     The 1940 Act restricts transactions between us and any of our affiliates, including our officers, directors, employees and principal stockholders. In many cases, the 1940 Act prohibits transactions between such persons and ourselves unless we first apply for and obtain an exemptive order from the SEC. Delays and costs in obtaining necessary approvals may decrease or even eliminate any profitability of such transactions or make it impracticable or impossible to consummate such transactions. These affiliations could cause circumstances which would require the SEC's approval in advance of proposed transactions by us in portfolio companies.

     Further, depending upon the extent of our management's influence and control with respect to such portfolio companies, the selection of the affiliates of management to perform such services may not be a disinterested decision, and the terms and conditions for the performance of such services and the amount and terms of such compensation may not be determined in arm's-length negotiations.

We have a limited amount of funds available for investment in portfolio companies and as a result, our investments will lack diversification.

     Based on the amount of our existing available funds, together with the funds from this offering, it is unlikely that we will be able to commit our funds to investments in, and the acquisition of, securities of a large number of companies. We intend to continue to operate as a non-diversified investment company within the meaning of the 1940 Act. Prospective investors should understand that our current investments are not, and in the future may not be, substantially diversified. We may not achieve the same level of diversification as larger entities engaged in similar venture capital activities. Therefore, our assets may be subject to greater risk of loss than if they were more widely diversified. The loss of one or more of our limited number of investments could have a material adverse effect on our financial condition.

We are subject to government regulations because of our status as a business development company.

     We have elected to be treated as a BDC under the Small Business Investment Incentive Act of 1980, which modified the 1940 Act. Although the Incentive Act relieves BDCs from compliance with many of the provisions of the 1940 Act, the Incentive Act imposes on BDCs greater restrictions on permitted types of investments. Moreover, the applicable provisions of the 1940 Act impose numerous restrictions on our activities, including restrictions on the nature of our investments and transactions with affiliates. We cannot assure you that this legislation will be interpreted or administratively implemented in a manner consistent with our objectives and manner of operations. Upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we elect to withdraw our election, or if our election to operate as a BDC is rejected, or if we otherwise fail to qualify as a BDC, we may be subject to the substantially greater regulation under the 1940 Act. Compliance with such regulations would significantly increase our costs of doing business.

We have a limited operating history upon which you can assess our prospects and we are subject to the risks associated with any new business.

     As a result of our short history of operations, we have only consummated transactions with a very small number of companies. Therefore, there is little historical information regarding our operations upon which you can base your investment decision. In addition, we are subject to all of the business risks and uncertainties associated with any new business enterprise. We cannot assure you that our investment objective will be attained.

Our management has limited experience operating a business, has had no experience in managing and operating a business development company, and has little or no experience in corporate finance and corporate mergers.

     The members of our management team have been engaged in the operation of our business for a short period of time and so have limited experience. Some of our directors and executive officers only have experience in science and research. Furthermore, we commenced operations as a business development company in October 1999 and so our directors and executive officers have only had experience operating a business development company since October 1999. In addition, our management has had limited experience in the areas of corporate finance and corporate mergers.

Our management has broad discretion in investing the proceeds of this offering.

     Except as set forth in "Use of Proceeds" and subject to our fundamental policies, our management has broad discretion in the application of the proceeds of this offering. We have not identified any particular use for the net proceeds of this offering other than to make investments on the basis of opportunities as they may arise. Accordingly, purchasers of our securities must rely on the ability of management in making portfolio investments consistent with our objectives. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by management in deciding whether or not to make a particular investment.

There are no significant barriers to entry to our business and we expect to face significant competition as new competitors enter the market.


     We expect that if our investment model proves to be successful, our current competitors in the technology transfer market may duplicate our strategy and new competitors may enter the market. We compete against other technology transfer companies, some of which are much larger and have significantly greater financial resources than we do. In addition, these companies will be competing with our portfolio companies to acquire technologies from universities and government research laboratories. We cannot assure you that we will be able to successfully compete against these competitors in the acquisition of technology licenses, funding of technology development or marketing of portfolio companies.

One of our current stockholders has significant influence over our management and affairs and will continue to have significant control over us after the completion of this offering.

     Clifford M. Gross, our Chief Executive Officer and Chairman of the Board, beneficially owns approximately 70% of our common stock and upon completion of this offering will beneficially own approximately 51% of our common stock. As a result, following the completion of this offering, Dr. Gross will be able, among other things, to elect directors, change our investment policies, and withdraw our election to operate as a BDC.


               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Information included in this prospectus may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and we cannot assure you that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors, including the risk factors described above.

                                   DILUTION

     The public offering price at which our common stock is sold in this offering is significantly and substantially higher than the net asset value per share of our common stock. At June 30, 2000, we had a net asset value of $4,041,860 or $1.45 per share. After giving effect to the sale of 1,000,000 shares of common stock being offered, and after deducting estimated underwriting discounts and expenses of this offering of $1,484,000, our adjusted net asset value at June 30, 2000 would have been $8,557,860 or $2.26 per share, representing an immediate increase in net asset value of $.81 per share to the existing stockholders and an immediate, significant and substantial dilution of $3.74 or 62% per share to new investors. Please also refer to the Fee Table on page iii.

     The following table illustrates the above information with respect to dilution to new investors on a per share basis at June 30, 2000:



   Initial public offering price per share of common stock .........                 $  6.00
   Net asset value per share before the offering ...................    $  1.45
   Increase attributable to new investors ..........................       0.81
                                                                        -------
   Adjusted net asset value per share after the offering ...........                    2.26
                                                                                     -------
   Dilution to new investors .......................................                 $  3.74
                                                                                     =======


     The following table sets forth, with respect to existing stockholders and the investors in the offering, a comparison of the number of shares of common stock purchased from our company, the percentage ownership of such shares, the aggregate consideration paid, the percentage of total consideration paid and the average price paid per share.



                                            Shares Owned            Total Consideration        Average
                                       -----------------------   -------------------------    Price per
                                          Number      Percent        Amount       Percent       Share
                                       -----------   ---------   -------------   ---------   ----------
Existing stockholders ..............   2,782,226        73.6%     $2,163,832        26.5%      $ 0.78
Investors in this offering .........   1,000,000        26.4%     $6,000,000        73.5%      $ 6.00

                      DIVIDENDS AND FUTURE DISTRIBUTIONS

     We have never declared or paid any dividends to the holders of our common stock and we do not anticipate paying dividends in the foreseeable future. We currently intend to retain all earnings for use in connection with the expansion of our business and for general corporate purposes. Our board of directors will have sole discretion in determining whether to declare and pay dividends in the future. The declaration of dividends will depend on our profitability, financial condition, cash requirements, future prospects and other factors deemed relevant by our board of directors. Our ability to pay dividends in the future could be limited or prohibited by regulatory requirements and the terms of financing agreements that we may enter into or by the terms of any preferred stock that we may authorize and issue.


                                CAPITALIZATION

     The following table sets forth our capitalization as of December 31, 1998, December 31, 1999 and June 30, 2000 on an actual basis and adjusted to give effect to our sale of 1,000,000 shares of the common stock being offered. The as adjusted number of shares issued and outstanding presented in the following table do not include the 100,000 shares in the aggregate reserved for issuance upon exercise of the representative's warrants.


                                                          December 31             June 30         June 30
                                                   --------------------------  -------------  --------------
                                                       1998          1999           2000           2000
                                                   ------------  ------------  -------------  --------------
                                                                                (unaudited)    (as adjusted)
                                                                                                (unaudited)
Composition of net assets
   Common stock, $.01 par value, 19,000,000
    shares authorized; 2,454,402, 2,782,226 and
    2,782,226 shares issued and outstanding at
    December 31, 1998 and 1999 and June 30, 2000,
    respectively ................................   $   24,544    $   27,822    $   27,822     $    37,822
   Preferred stock, $.01 par value, 1,000,000
    shares authorized and none issued and
    outstanding at December 31, 1998 and 1999 and
    June 30, 2000, respectively .................           --            --            --              --
   Additional paid-in capital ...................      629,262     2,136,010     2,136,010       6,642,010
   Accumulated net operating income .............      100,841       386,702       993,488         993,488
   Net unrealized appreciation, net of deferred
    income taxes ................................      611,000       733,919       884,540         884,540
Net assets ......................................    1,365,647     3,284,453     4,041,860       8,557,860
Total liabilities and net assets ................    1,805,795     4,205,345     5,631,248      10,147,248

                                USE OF PROCEEDS

     We estimate that the net proceeds from the sale of our common stock, after deducting the estimated discounts, commissions and offering expenses payable by us, will be approximately $4,516,000. We estimate that, if the underwriters exercise in full their over-allotment option, the net proceeds from the sale of our common stock, after similar deductions, will be approximately $5,299,000. We intend to apply the estimated net proceeds, assuming the underwriters do not exercise their over-allotment option, as follows:


                                                                   Approximate     Percentage of
Application of Proceeds                                               Amount       Net Proceeds
-----------------------                                               ------       ------------
Investments in portfolio companies ............................    $3,750,000            83%
Salaries and professional fees ................................       542,000            12
General corporate purposes, including working capital .........       224,000             5
                                                                   ----------            --
   Total ......................................................    $4,516,000           100%
                                                                   ==========           ===


     We reserve the right to reallocate proceeds to different uses if, in management's view, the needs of the business so require.

     We intend to invest approximately 83%, or $3,750,000 of the estimated net proceeds in portfolio companies, either as initial or additional investments, within two years from the closing of this offering. We provide funding and managerial assistance to portfolio companies to assist in research and other activities necessary to identify and develop emerging technologies and to identify and market these to potential end-users. However, we do not in most cases intend to provide funding to actually acquire rights in or to any emerging technology until an acquiror has been identified and the portfolio company or we have entered into an agreement to dispose of the asset or the portfolio company, respectively. We believe that the net proceeds of this offering will be sufficient to make approximately 10 initial investments. Our estimated use of the net proceeds for salaries and professional fees are based upon our projected expenses for the 12 month period following this offering. We intend to use the remaining net proceeds for general corporate purposes including working capital.

     In the event that the underwriters' over-allotment option is exercised, the net proceeds from the exercise of the over-allotment option will be used to make investments in portfolio companies and for general corporate purposes including working capital.

     Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of shares in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, high quality debt securities maturing in one year or less from the time of investment or high quality money market funds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are held in time deposits and other short-term instruments.

                            SELECTED FINANCIAL DATA

     The following table presents our summary consolidated financial and other data and has been derived from our audited financial statements for the years ended December 31, 1997, 1998 and 1999, and unaudited financial statements for the six months ended June 30, 1999 and 2000, all of which are included in another section of this prospectus. The information below should be read in conjunction with "Prospectus Summary -- Financial Highlights," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our consolidated financial statements and the notes to our consolidated financial statements, each of which is included in another section of this prospectus.

                                                                                                     Six months ended
                                                         Year Ended December 31                           June 30
                                             -----------------------------------------------  -------------------------------
                                                  1997           1998             1999             1999             2000
                                             -------------  --------------  ----------------  --------------  ---------------
                                                                                                (unaudited)     (unaudited)
Consolidated Statement of Operations Data:
Income from operations ....................   $       --     $   381,843      $  1,315,373      $  934,052      $ 1,923,632
Expenses ..................................        5,115         213,437           728,322         422,886          949,390
                                              ----------     -----------      ------------      ----------      -----------
Income (loss) before income taxes .........       (5,115)        168,406           587,051         511,188          974,242
Provision (benefit) for income taxes ......           --          62,450           301,190        (112,982)         367,456
                                              ----------     -----------      ------------      ----------      -----------
Net income (loss) from operations .........       (5,115)        105,956           285,861         624,148          606,786
Net realized and unrealized gains .........           --         611,000           122,919         805,000          150,621
                                              ----------     -----------      ------------      ----------      -----------
Net increase (decrease) in net assets .....   $   (5,115)    $   716,956      $    408,780      $1,228,146      $   757,407
                                              ==========     ===========      ============      ==========      ===========
Per share net increase (decrease) in
 net assets ...............................   $    (0.00)    $      0.31      $       0.15      $     0.48      $      0.27
Weighted average number of shares
 used in per-share computations ...........    2,070,494       2,304,691         2,682,420       2,577,272        2,762,226
Unaudited pro forma information:
Net increase (decrease) in net assets
 before pro forma effect of change in
 UTEK's tax structure .....................   $   (5,115)    $   716,956      $    408,780      $1,229,148      $   757,407
Pro forma effect of change in tax
 structure ................................           --              --            78,794        (306,616)              --
                                              ----------     -----------      ------------      ----------      -----------
Pro forma increase in net assets ..........   $   (5,115)    $   716,956      $    487,574      $  922,530      $   757,407
                                              ==========     ===========      ============      ==========      ===========

                                                                 December 31                June 30
                                                       -------------------------------   ------------
                                                            1998             1999            2000
                                                       --------------   --------------   ------------
                                                                                          (unaudited)
Balance Sheet Data:
Investments at market value .........                   $ 1,300,000      $ 2,594,931     $4,542,896
Cash and cash equivalents ...........                       418,178        1,007,229         91,735
Total assets ........................                     1,805,795        4,205,345      5,631,248
Total liabilities ...................                       440,148          920,892      1,589,388
Net assets ..........................                     1,365,647        3,284,453      4,041,860

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with our financial statements and the notes thereto included elsewhere in this prospectus. This prospectus contains forward-looking statements regarding the plans and objectives of management for future operations. The forward-looking statements included herein are based on current expectations and assumptions that involve numerous risks and uncertainties. Although management believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved.

General

     Our primary business is to make investments in companies that possess or will likely identify emerging and established technologies and markets for those technologies. Our primary investment objective is to increase our net assets by exchanging stock in our portfolio companies for cash and other assets we will use to acquire licenses to additional technologies. We believe that we will be able to achieve our objectives by concentrating on investments in companies which we believe are likely to benefit from our management's expertise in technology transfer.

     The income that we derive from our investments in our portfolio companies consists of both cash and equity securities that we receive upon disposition of our portfolio companies. The appraised dollar value of the equities that we receive makes up a significant portion of our revenues. An independent appraiser assesses the value of our investments in portfolio companies.

     Our expenses include salaries and wages, professional fees, sales and marketing costs as well as general and administrative costs. Sales and marketing costs include advertising, travel and other expenses that vary with revenues. General and administrative costs include rent, depreciation, telecommunications and other overhead costs.

     We used an equity-based method of compensating certain outside service providers during 1998 and 1999. Those costs are reflected in the general and administrative costs of the statement of operations. Some service agreements were for periods in excess of one year and any remaining value is recorded as a prepaid expense for the period. Approximately $738,000 of our prepaid expenses are attributable to the costs of this offering.

Results of Operations

Six months ended June 30, 2000 compared to the six months ended June 30, 1999

     Income from operations. Income from operations increased 106% to $1,923,632 for the six months ended June 30, 2000 from $934,052 for the six months ended June 30, 1999. The increased income from operations resulted from completing three technology transfers with substantially more value as contrasted to four transfers completed in the first six months of 1999. As described below, in the first six months of 2000, we sold one portfolio company for $200,000 and completed two tax free mergers in which we received securities valued at $1,706,472. An independent consultant valued the securities we received. In our transactions with:

   o Graphco Technologies, Inc., we received 100,799 shares of common stock of Graphco Technologies, Inc. which were valued at the time of sale at $9.45 per share;

   o Lexon, Inc., we sold one of our portfolio companies for $200,000. Under the terms of the agreement, we received $50,000 on the date of the transaction and $70,000 subsequently, with the remaining $80,000 plus interest to be received by September 30, 2000; and

   o The Quantum Group, Inc., we received 931,000 shares of common stock of The Quantum Group, Inc. which were valued at the time of sale at $.81 per share.

     Expenses. Total expenses increased 125% to $949,390 for the six months ended June 30, 2000 from $422,886 for the six months ended June 30, 1999.

     General and administrative costs decreased 32% to $159,822 for the six months ended June 30, 2000 from $234,965 for the six months ended June 30, 1999. The decrease was due to the timing of business and office expenses.

     Sales and marketing expenses increased 874% to $525,303 for the six months ended June 30, 2000 from $53,905 for the six months ended June 30, 1999. The increase in sales and marketing expenses resulted from upfront fees paid to fund additional research for consummated technology transfers.

     Salaries and wages costs increased 113% to $163,295 for the six months ended June 30, 2000 from $76,695 for the six months ended June 30, 1999. Increased salary costs reflect the addition of a full-time manager of technology alliances, an additional full-time executive assistant, and our president.

     Professional fees increased 76% to $100,970 for the six months ended June 30, 2000 from $57,321 for the six months ended June 30, 1999. The increase is the result of the engagement of auditors, attorneys and other professional service providers whose services were necessary for preparing documents related to this offering and otherwise to grow our business. We anticipate that a significant portion of these expenses will be recurring in nature.

     Net Realized and Unrealized Gains and Income Taxes. Unrealized appreciation of investments amounted to $150,621 for the six months ended June 30, 2000, a 75% decrease from $605,000 for the six months ended June 30, 1999. The relative decreased appreciation for the six months ended June 30, 2000 resulted from a decrease in the value our investments in Lexon and NuElectric.

     Our effective tax rate was a provision of 38% for the six months ended June 30, 2000 compared with a benefit of 22% for the six months ended June 30, 1999. The benefit recorded in 1999 is primarily the result of the tax losses generated by certain of our subsidiaries while the income we generated (during the period of time in 1999 when we were structured as an limited liability company) passed through to our then members.


Year Ended December 31, 1999 Compared to Year Ended December 31, 1998

     Income from operations. Income from operations increased 244% to $1,315,373 for the year ended December 31, 1999 from $381,843 for the year ended December 31, 1998. This increase was due to the completion of transactions with four companies in 1999 versus one transaction during the year ended December 31, 1998. In each transaction we received restricted shares in a tax-free exchange for a portfolio company. An independent consultant valued the shares received in each transaction. In our transactions with:

   o Image Analysis, Inc., we received 879,300 shares of common stock of Image Analysis, Inc. The shares were valued at time of sale at $0.25 per share;

   o Nucor Enterprises, Inc., we received 900,000 shares of common stock of Nucor, Inc. The shares were valued at time of sale at $0.14 per share;

   o Centrex, Inc., we received 1,584,000 shares of common stock of Centrex, Inc. The shares were at time of sale valued at $0.33; and

   o NuElectric, Inc., we received 791,957 shares of common stock of NuElectric. The shares were valued at time of sale at $0.29 per share. Subsequent to this transaction, we exchanged 300,000 NuElectric, Inc. shares for 150 shares of Rosbon, Inc. in a private transaction of equal value. We currently own 491,957 shares in NuElectric, Inc.

     We also entered into several consulting agreements that generated aggregate revenues of $165,000 for the year ended December 31, 1999 as compared to $55,000 for the year ended December 31, 1998.

     Expenses. Total expenses increased 241% to $728,322 for the year ended December 31, 1999 from $213,437 for the year ended December 31, 1998. Salaries and wages increased 623% to $197,125 for the year ended December 31, 1999 from $27,275 for the year ended December 31, 1998. Professional fees increased as well by 4,595% to $184,697 for the year ended December 31, 1999 from $3,934 for the year ended December 31, 1998. Sales and marketing costs increased 21% to $79,544 from $65,649. General and administrative expenses increased by 129% to $266,956 for the year ended December 31, 1999 from $116,579 for the year ended December 31, 1998. These increases were the result of not being fully operational until May 1998, as well as increases in staff and salaries and the engagement of auditors and other professional service providers necessary to grow our business. We anticipate that these will be reoccurring expenses.

     Net Realized and Unrealized Gains and Income Taxes. Unrealized appreciation of investments decreased 80% to $122,919 for the year ended December 31, 1999 versus $611,000 for the year ended December 31, 1998. The relative decrease in appreciation resulted from a decline in the value of our investment in Lexon, Inc. While there were increases in appreciation related to our investments in Image Analysis, Inc. and NuElectric, Inc., the overall effect yielded a net decrease.

     Our effective tax rate was a provision of 51% for the year ended December 31, 1999 compared with a provision of 37% for the year ended December 31, 1998. The provision recorded in 1999 is higher primarily as a result of the tax losses generated by UTEK LLC (UTEK LLC was formed on December 31, 1998) which were passed through to its members.

Year ended December 31, 1998 compared to year ended December 31, 1997

     Income from operations. Income from operations was $381,843 for the year ended December 31, 1998. We did not have any income from operations for the year ended December 31, 1997. The increase in income from operations was the result of completing our first full year of operations in 1998. During 1998, we completed one technology transfer transaction which generated income of $320,000. In addition, we received a $55,000 consulting fee.

     Expenses. Total expenses increased to $213,437 for the year ended December 31, 1998 from $5,115 for the year ended December 31, 1997. There were no salaries and wages, professional fees, or sales and marketing costs in 1997. General and administrative costs increased 2,179% to $116,579 for the year ended December 31, 1998 from $5,115 for the year ended December 31, 1997. In 1997 there were only general and administrative start up costs, and during 1998 our business was not fully operational until May. Some of the 1998 sales and marketing costs were related to transactions that took place in 1999.

     Net Realized and Unrealized Gains and Income Taxes. Unrealized appreciation of investments amounted to $611,000 for the year ended December 31, 1998. The appreciation relates to our investment in Lexon, Inc. We did not hold any investments during 1997.

     Our effective tax rate was 37% for the year ended December 31, 1998. We did not record a benefit or provision for the year ended December 31, 1997 since we did not have any significant operations during that year.

Liquidity and Capital Resources

     Net assets increased 23% to $4,041,860 for the six months ended June 30, 2000 from $3,284,453 for the year ended December 31, 1999. This increase was a result of net income from operations and appreciation of investments.

     Net assets increased 141% to $3,284,453 for the year ended December 31, 1999 from $1,365,647 for the year ended December 31, 1998. This increase was a result of net income from operations, appreciation of investments and additional capital contributions to us.

     Our primary source of liquidity and capital through June 30, 2000 was the issuance of common stock rather than income from operations. Our income from operations consists primarily of the sale of technology rights for equity securities rather than cash. In total, we completed three private placement transactions resulting in proceeds of $530,433 in 1998 and $1,305,807 in 1999. On June 30, 2000 we had $91,735 in cash and no debt. Based upon our anticipated capital needs for operations, general corporate purposes, and future research and development agreements with universities to complete technology transfer transactions, management believes that the net proceeds received from this offering will be sufficient to meet our funding requirements for at least 12 months.

     On September 13, 2000, we secured a revolving line of credit with a financial institution. This line of credit permits us to borrow up to $150,000. Advances under the line of credit bear interest at the financial institution's prime rate, currently 9.5% per annum. The line of credit is due on demand and is secured by a pledge of a portion of our investments in non-controlled affiliates and the personal guarantees of the chief executive officer, a director, and a shareholder.

     We believe that, upon consummation of this offering, we will have sufficient capital to implement our current investment objectives. However, our ability to meet our future investment objectives may be dependent upon our ability to raise capital from time to time through the sale of equity securities. There can be no assurance that we can raise funds when and if required. We currently have no material commitments for capital expenditures, except as described under "Use of Proceeds" and to finance the working capital needs of our portfolio companies.

Qualitative and Quantitative Disclosures About Market Risks

     Our interest income is sensitive to changes in the general level of U.S. interest rates, particularly since the majority of our investments are in short-term instruments. Due to the nature of our short term investments, we have concluded that we do not have material market risks exposure.

     Our investment policy requires us to invest funds in excess of current operating requirements in:

     o obligations of the U.S. government and its agencies;

     o investment grade state and local government obligations;

     o securities of U.S. corporations rated A1 or P1 by Standard & Poors or the Moody's equivalents; and/or

     o money market funds, deposits or notes issued or guaranteed by U.S. and non-U.S. commercial banks meeting certain credit rating and net worth requirements with maturities of less than two years.

     At June 30, 2000 our cash and cash equivalents consisted primarily of demand deposits and money market funds held by a large institution in the U.S.

                                   BUSINESS
General Information and History

     We are a non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act.

     We commenced operations in 1997 as UTEK Corporation ("UTEK Florida"), which was incorporated under the laws of the State of Florida in August 1996. UTEK Florida was engaged in the business of technology transfer. On December 31, 1998, we formed UTEK, LLC, a limited liability company organized under the laws of the State of Florida. Subsequent thereto, the shareholders of UTEK Florida exchanged their shares of common stock for membership units in UTEK, LLC. In July 1999, we formed UTEK Corporation under the laws of the State of Delaware and in October 1999, UTEK LLC was merged into UTEK Corporation.

     Prior to our election to operate as a closed end investment company treated as a BDC, we were engaged in the business of technology transfer as an operating company.


                      INVESTMENT OBJECTIVES AND POLICIES
Objectives

     Our primary investment objective is to increase our net assets by exchanging stock in our portfolio companies for cash and other assets we will use to acquire additional technologies. We seek to achieve our investment objective by developing our portfolio companies that identify, license and market new technologies invented primarily by employees of universities and laboratories. We intend to merge our portfolio companies principally into publicly traded companies in tax free stock for stock exchanges. Shares received in those exchanges will, in the course of our business, be converted to cash and other assets to permit us to invest in additional portfolio companies. As a BDC, we generally may change our non-fundamental investment objectives and policies without stockholder approval but we require stockholder approval to change our fundamental investment objectives. We do not have a registered investment adviser and our management, under the supervision of our board of directors, makes our management decisions.

     Since our election to operate as a BDC, we have concentrated our efforts on making controlling equity investments in portfolio companies in private transactions. Our investments consist of funding to be used to identify, research and market new technologies and for the acquisition of licenses to those new technologies and, when appropriate, the support of sponsored research programs to further the development of licensed technology. In return for our investments, we receive common stock in our portfolio companies. We also provide these portfolio companies with significant managerial assistance by having one or more members of our management serve as directors and officers of our portfolio companies. After we have made an investment, we help our portfolio companies in their business of researching, identifying and developing new technologies and markets. We also assist them in acquiring the licenses to new technologies developed at universities and research laboratories. Our management provides portfolio companies with significant assistance in locating and acquiring these technologies and markets for them. We then find merger partners for our portfolio companies who will acquire the portfolio company from us in exchange for common stock.

     Our investments are concentrated in small or development stage companies that license and develop new technologies for commercial applications. Moreover, our investments in portfolio companies may be concentrated in one or more industries. In this event, we will not obtain any advantages that may result from diversifying our portfolio company investments among more industries. We do not contemplate permitting our portfolio companies to expend significant sums on a new venture, which cannot be recovered in due course, absent the execution letters of intent or definitive merger agreements for the resale of the technology or the merger of the portfolio company. However, we intend to make initial investments in our portfolio companies in amounts sufficient to permit them to conduct initial research and, in some cases, to fund additional development of new technologies and markets. Since substantially all of our portfolio companies are early stage companies, our portfolio company investments do not benefit from any diversification of risk that may result from spreading investments among companies at various stages of development. Furthermore, a portfolio company may spend all of the money that we have invested without finding, acquiring or locating a new technology or suitable market for a new technology, in which case we would likely lose our entire investment in the portfolio company.

     We intend to take advantage of our experience in the field of technology transfer to maximize the return on our investments in portfolio companies. Technology transfer refers to the process by which new technologies, developed in universities, government research facilities, or similar research settings, are acquired and licensed to companies for commercial development and use. Our management and certain members of our board of directors have experience in technology transfer. Our investments in our portfolio companies are structured, through our U2B(TM) investment model, to allow us to take advantage of our management's expertise and to give us control of the portfolio company. In addition, we intend to capitalize on relationships that members of our management and board of directors have developed with universities and government research laboratories.

     Subject to limitations imposed by the 1940 Act, our investment objectives, policies and investment diversification status may change at any time and from time to time without stockholder approval.

     We anticipate that a substantial portion of our investment opportunities will be presented to us as a result of management's contacts with universities, research laboratories and in private industry.

Fundamental Policies

     We do not contemplate issuing senior securities. We will not issue senior securities except in accordance with restrictions imposed by Section 61 of the 1940 Act which require, among other things, asset coverage in the amount of at least 200% of our net assets. Further, we may issue more than one class of senior securities and warrants, options or other profit sharing arrangements, subject to the provisions set forth in Section 61. We will not sell securities short or on margin, write puts or calls or purchase or sell commodities or commodity contracts. We may from time to time sell some of the securities we receive in consideration for stock for our portfolio companies in exchange for real estate, which may be subject to mortgages. The amount of assumed mortgages will not exceed 15% of our net assets. We did, on one occasion, exchange a portion of securities we received for a portfolio company for common stock in a company whose only asset was real estate. We will not underwrite the issuance of securities of other companies. We will not purchase real estate mortgage loans. We will limit the amount of money we borrow to 30% of our net assets. Where necessary, we may make loans to or additional investments in portfolio companies to protect our initial investment and we will continue to invest in restricted securities of portfolio companies. We will not make loans to our portfolio companies which in the aggregate exceed 25% of our net assets. We may concentrate our investments in a particular industry or group. However, we do not intend to concentrate on investments in one industry.

     Our board of directors has adopted the following policies regarding investments in portfolio companies. We have agreed with the representative of the underwriters that these policies will not be modified by the Board of Directors for a period of 12 months after this offering without the representative's prior written consent. These policies include:

     o limiting the amount of our total investment in any single portfolio company to $500,000 or 10% of our net assets, whichever is less;

     o not permitting a portfolio company to commit significant amounts of the funds we have invested towards payment to third parties for the acquisition of the rights to a technology or the further development of a technology, until we have an agreement in place to resell the technology or to merge the portfolio company with an acquiring company or at least an executed letter of intent for a merger or sale; and

     o limiting in the future the number of new portfolio companies that we will merge with private companies such that our total investment in our portfolio companies that have merged with private companies does not exceed 10% of our total net assets measured as of the date of this offering.

     We contemplate that, based on existing federal tax law, most sales of our portfolio companies will be structured as merger transactions where we will receive common stock in the acquiror in exchange for all our shares in our portfolio company.

Our Investment Model

     Our investments in portfolio companies generally follow a specific series of steps which our management believes provide the greatest opportunity for long term appreciation of our assets. As our investments are designed to bring and develop technologies from their inception at universities to the private sector, we refer to our investment model as "U2B"(TM). Using our U2B(TM) investment model, we intend to acquire securities in portfolio companies and eventually exchange those securities for securities in public companies that acquire our portfolio companies. The following is a list of the steps that we generally take when we make an investment in a portfolio company using our investment model:

     1. Evaluate potential technology growth fields.

     2. Form and make a controlling equity investment in the portfolio company.

     3. Assist the portfolio company in the identification and evaluation of new technologies and markets that offer the portfolio company a significant opportunity for growth.

     4. When appropriate, advise and assist the portfolio company in negotiating a sponsored research agreement to further develop the technology.

     5. Identify and contact potential "merger partners" to merge with the portfolio company.

     6. Advise and assist the portfolio company in completing the technology transfer with the research institution and acquiring the license to the technology.

     7. Complete the sale of the portfolio company to the "merger partners" and receive compensation for the sale of all the stock we hold in the portfolio company.

     8. Sell any securities received in exchange for the portfolio company and use the proceeds to make additional investments.

Investment Evaluation Process

     New technology opportunities may come to our attention from many sources. The primary sources to date have been from our management's contacts with universities and in the private sector. We believe that the ability of our management to maintain and develop relationships with university and research laboratories is a key factor in our ability to identify new potential investment opportunities.

     Prior to a portfolio company committing funds to an investment opportunity, we will assist the portfolio company by conducting research regarding the prospects and risks of the potential investment. Our scientific advisory council and management's experience is essential in evaluating:

     o new technologies,

     o products,

     o markets,

     o industry trends,

     o financial requirements,

     o competition, and

     o the operating record and quality of the entrepreneurial group associated with a prospective investment.

     Although our management has scientific and professional experience, they may have limited or no experience in the specific areas of business in which potential merger candidates are engaged.


Investments in Portfolio Companies

     Our initial investments will be made in transactions that will normally be negotiated directly by our management with the portfolio company or an affiliate of the portfolio company. In all prior and most future instances, we have formed or will form our portfolio companies as subsidiaries. Our management will seek to structure the terms of the investment so as to provide for the capital needs and success of the portfolio company and at the same time to maximize our opportunity for long-term capital appreciation. An important factor in successful investing is proper structuring of the transaction in terms of:

     o price,

     o type of security,

     o restrictions on use of funds,

     o commitments or rights to provide additional financing,

     o control and involvement in the issuer's business and liquidity, and

     o a viable plan to realize liquidity and capital appreciation on the investment.

     We intend to limit our total cash investments in any individual portfolio company to the lesser of $500,000 or an amount equal to ten percent of our net assets at the time of investment. To date, our initial investments have been less than that amount. By limiting the size of our total investment in any one portfolio company, we hope to reduce and diversify our risks. In exchange for our investment, we will receive such number of shares of common stock in the portfolio company to give us a controlling interest. To date, all of our portfolio company securities have been common stock and we anticipate that we will continue to acquire common stock in portfolio companies. Use of the funds that we provide to portfolio companies will be restricted to obtaining licenses to new technologies and developing and marketing those technologies. Our management's involvement with the portfolio companies will primarily be directed towards helping them acquire technology licenses and, when appropriate, establishing sponsored research programs to further develop the technology. We then plan to achieve some form of liquidity for our portfolio investments by selling our portfolio companies primarily to public companies.

Identifying New Technologies

     We have developed relationships with a number of universities in the United States that actively conduct research. In order to provide us early access to new technologies, we have entered into alliances, licensing or license option agreements with the following institutions:

Agreement with the University of South Florida

     In January 1998, we entered into an agreement with the University of South Florida pursuant to which we have agreed to review and evaluate the commercial potential of certain new technologies developed at the university that are presented to us. In return, we have the ability, if we deem it appropriate, to enter into license option agreements with the university providing our company with the exclusive right to seek a licensee or other commercial opportunity for the technology, provided mutually agreeable terms are reached, for a limited period of time. We have reviewed and negotiated licenses with the University of South Florida on the following technologies:

     o a new diagnostic test for colon, testicular and ovarian cancer,

     o a new software technology for digitally coloring MRIs to facilitate their reading and the rendering of diagnoses, and

     o a new technique to identify cryptosporidium (a water-borne parasite) in water.

     The term of the agreement is for three years, however either party may terminate the agreement on 60 days written notice.

Agreement with the University of Memphis

     In May 1998, we entered into an agreement with the University of Memphis pursuant to which we have agreed to evaluate the commercial potential of select technologies developed at the university that are presented to us for review. The university has agreed that upon our request, it will file patents to protect technologies that we wish to have protected. In addition, under the agreement, the university may grant to us license option agreements which will give us the exclusive rights to license a particular technology, provided mutually agreeable terms are reached, for a period of 12 months.

     The term of the agreement is five years, but may be terminated by either party on 60 days written notice.

Agreement with Johns Hopkins University

     In June 1999, we entered into an agreement with Johns Hopkins University pursuant to which we have agreed to evaluate the commercial potential of certain technologies developed at the university that are presented to us for review. The university has agreed that upon our request, it will file patents to protect technologies that we wish to have protected. In addition, under the agreement, the university may grant to us license option agreements which will give us the exclusive rights to license the technology, provided mutually agreeable terms are reached, for a period of 12 months.

     The term of the agreement is five years, but may be terminated by either party on 60 days written notice.

Agreement with the University of Florida

     In October 1999, we entered into an agreement with the University of Florida pursuant to which we have agreed to evaluate the commercial potential of certain technologies developed at the university that are presented to us for evaluation. Under the agreement, the university may grant us license option agreements which will give us the exclusive rights to license the technology, provided mutually agreeable terms are reached, for a period of 12 months.

     The term of the agreement is five years, but may be terminated by either party on 60 days written notice.

Agreement with Fraunhofer Institute of Germany for Interfacial Engineering and Biotechnology IGB

     In November 1999, we entered into a strategic alliance with Fraunhofer pursuant to which we have agreed to review certain technologies developed at Fraunhofer to gauge their potential for successful commercialization in the United States. Pursuant to the agreement, Fraunhofer will grant to us a 12 month, exclusive, royalty free license option for the technologies reviewed, if we so request. We may then license these technologies, provided mutually agreeable terms are reached.

     The term of the agreement is five years, but may be terminated by either party on 60 days written notice.

Agreement with Virginia Tech Intellectual Properties

     In December 1999, we entered into an agreement with Virginia Tech Intellectual Properties pursuant to which we have agreed to evaluate the commercial potential of certain technologies developed at Virginia Tech Intellectual Properties, that are presented to us for evaluation. Under the agreement, Virginia Tech Intellectual Properties may grant us license option agreements which will give us the exclusive rights to license the technology, provided mutually agreeable terms are reached, for a period of 12 months.

     The term of the agreement is five years, but may be terminated by either party on 30 days written notice.

Agreement with Florida Institute of Technology

     In March 2000, we entered into an agreement with Florida Institute of Technology to review certain technologies developed at Florida Institute of Technology to gauge their potential for successful commercialization. Under the agreement, Florida Institute of Technology may grant us a 12 month exclusive, royalty free license option agreement for these technologies. We may then license these technologies, provided mutually agreeable terms are reached, for a period of 12 months.

     The term of the agreement is five years but may be terminated by either party on 60 days written notice.

Agreement with Florida State University Research Foundation

     In December 1999, we entered into an agreement with Florida State University Research Foundation to review certain technologies developed at the Research Foundation to gauge their potential for successful commercialization. Under the agreement, the Research Foundation may grant us a 12 month exclusive, royalty-free license option agreement for these technologies. We may then license these technologies, provided mutually agreeable terms are reached, for a period of 12 months.

     The term of the agreement is five years but may be terminated by either party on 60 days written notice.


Agreement with Sopartec

     In May 2000, we entered into an agreement with Sopartec to review certain technologies developed at the Universite Catholique de Louvain to gauge their potential for successful commercialization. Under the agreement, either the Universite or Sopartec may grant us exclusive 12 month options to license certain technologies, provided mutually agreeable terms are reached.

     The term of the agreement is for five years but may be terminated by either party on 60 days written notice.


Agreement with Auburn University

     In June 2000, we entered into an agreement with Auburn University to review certain technologies developed at Auburn to gauge their potential for successful commercialization. Under the agreement, Auburn may grant us an exclusive, 12 month royalty-free license option agreement for these technologies.

     The term of the agreement is five years but may be terminated by either party on 60 days written notice.

Agreement with Caltech

     In June 2000, we entered into an agreement with California Institute of Technology (also known as Caltech) to review its intellectual property and technologies to gauge their potential for successful commercialization. Under the agreement, Caltech may grant a 12 month exclusive, royalty-free license option agreement for these technologies.

     The term of the agreement is for five years but may be terminated by either party on 60 days written notice.

Evaluation and Acquisition of Technology

     With few exceptions, all technologies developed by university faculty are the property of the universities we work with and are licensed by the university's research foundations or similar organizations to our portfolio companies for commercialization. To help facilitate the identification of and access to new technology, we have created a Scientific Advisory Council to review technologies developed at universities and laboratories.

     When we assist a new portfolio company to evaluate a new technology, we review the technology to make sure that it meets three criteria:

     o the technology must represent a significant advance over existing technologies;

     o there must be an existing global market for the technology once it is commercialized; and

     o the technology must be socially responsible (i.e., not intended for destructive or harmful purposes).

     If, in our management's view, a technology meets these criteria, then they will assist the portfolio company in commencing negotiations with the technology developer to arrange for a license. Our management will review license agreements and advise portfolio companies as to license terms and requirements. In addition, when we require assistance in evaluating a technology, our management will have the technology reviewed by members of our Scientific Advisory Council.

Our Scientific Advisory Council is chaired by Stuart Brooks, M.D. Dr. Reischl serves as the executive director of the Scientific Advisory Council. Our Scientific Advisory Council currently consists of the following members:

              Name                                 Title                                Expertise
              ----                                 -----                                ---------
Albert J. Anthony, D.M.D.        Retired                                   Dentistry and dental equipment.
Gunter Blobel, M.D., Ph.D.       Professor, Cell Biology,                  Cell biology/Nobel
                                 Rockefeller University                    Prize winner in
                                                                           Medicine (1999).
Alain M. Boudet, Ph.D.           Professor, University of Paul             Cell and molecular plant biology.
                                 Sabatier
Russell Brantman, Ph.D.          Consultant                                Mechanical engineering/Systems
                                                                           Engineering/Vehicle safety
                                                                           systems/Crash simulations.
Stuart Brooks, M.D.              Professor, University of South Florida    Lung disease/Allergies.
                                 Chairman Scientific Advisory Council      Respiratory Illness. Occupational
                                                                           medicine.
Tzann T. Fang, M.D.              Physician, Midwestern Regional            Medical oncology/Internal
                                 Medical Center                            medicine/Hematology
Jui-Sung Hung, M.D., F.A.C.C.    Professor, China Medical College          Cardiology.
                                 Hospital
Gerald Krueger, Ph.D., CPE       Principal Scientist/Ergonomist,           Human performance
                                 Col. U.S. Army (retired)                  enhancement/
                                                                           Human systems design.
Jean-Marie Lehn, Ph.D.           Professor, College de France,             Nanotechnologies/Nobel
                                 Strasbourg, France                        Prize winner in Chemistry (1987).
Yun-Fan Liaw, M.D.               Professor, Chang Gung Medical             Gastroenterology/Hepatology.
                                 College
O. Norman Nesheim, Ph.D.         Professor, University of Florida          Pesticide regulation and safety
                                                                           management/Food and water
                                                                           safety with pesticide use.
George Newkome, Ph.D.            Vice President of Research,               Molecular chemistry.
                                 University of South Florida
Charles Proctor, Ph.D., P.E.     Research Associate Professor,             Orthopedic implants and devices.
                                 University of Florida

              Name                                 Title                                Expertise
              ----                                 -----                                ---------
Peter Reischl, Ph.D.             Professor, San Jose State University      Electrical engineering/
                                                                           High frequency energy conversion.
Uwe Reischl, Ph.D., M.D.         President, UTEK Corporation               Architectural engineering/
                                 Executive Director Scientific             Industrial health and safety/
                                 Advisory Council                          Occupational medicine.
Brian B. Schwartz, Ph.D.         Professor, Graduate School of the         Physics and material science.
                                 City University of New York
Dean Sheppard, M.D.              Professor, University of California       Molecular biology.
                                 - San Francisco
Michael Zaworotko, Ph.D.         Professor, University of                  Nanotechnology/
                                 South Florida                             Crystal engineering/
                                                                           X-ray crystallography.

Identifying Acquisition Candidates

     In order to realize a return on our investments in our portfolio companies, we must sell our portfolio companies or the technology and development rights they hold. Based on current tax law and industry conditions, it is our policy to sell our portfolio companies to acquirors in merger transactions where we receive shares in the acquiring company in a tax-free exchange for all of our shares in our portfolio company. In this manner, all rights to technologies held by our portfolio companies transfer to the acquiror and the acquiror assumes all obligations under the license agreements. Most of our merger transactions to date have been with private companies whose common stock is not publicly traded. Our goal is to engage in merger transactions primarily with public companies.

     Our management has primary responsibility for locating suitable merger partners. However, we have formed a network of independent marketing representatives with diverse backgrounds offering varied expertise for the purpose of assisting us in locating promising prospects for mergers. These representatives are located in Plant City and Tampa, Fla., New York, Boston, Baltimore and Washington, D.C. as well as in Germany and Belgium. We have entered into agreements with our independent marketing representatives. Most of the agreements provide that a marketing representative will receive a fixed fee of 10% of any cash or stock we receive in connection with the sale of a portfolio company to a company that the representative has introduced to us. In certain cases, we have issued marketing representatives shares of our common stock as a flat fee for their services.

     Some recent transactions that we have completed include the following:

     In May 1998, Gentest, Inc. a portfolio company, merged with Lexon, Inc., an Oklahoma corporation. In connection with the merger, we received 1,000,000 shares of Lexon common stock and Lexon acquired ownership of Gentest, Inc. which had acquired the exclusive license to develop, manufacture and market a blood test that will potentially allow for the early screening of colon cancer and certain types of ovarian and testicular cancers. Lexon is developing this blood test for general laboratory use. The prototype blood test kit requires additional evaluation and testing and cannot be sold in the United States. The blood test kit requires FDA approval before it can be sold in the United States.

     Lexon is a public company with shares traded on the over-the-counter bulletin board under the symbol LXXN. We currently own 924,973 shares of Lexon common stock which represents approximately 12% of the 7,503,000 shares of Lexon issued and outstanding as of June 30, 2000.

     In June 1999, our portfolio company Clean Water Technologies, Inc., merged with NuElectric Inc., a Delaware corporation. NuElectric is in the business of acquiring, developing and marketing new technologies for conserving energy and protecting the environment. In connection with the merger, we received 791,957 shares of NuElectric common stock. As a result of the merger, NuElectric acquired the exclusive license to a new technology for removing arsenic from water. NuElectric is a public company with shares traded on the over-the-counter bulletin board under the symbol NRGE. We currently own 491,957 shares of NuElectric common stock, which represents approximately 12% of the issued and outstanding common stock of NuElectric as of June 30, 2000.

     In May 1999, Centrex, Inc. acquired E. Coli Measurement Systems, Inc., one of our portfolio companies, in a merger transaction. Centrex has acquired the exclusive license to a new technology for the detection of E. Coli bacteria in food and water. In July 1999, E. Coli Measurement Systems, Inc. entered into a licensing and sponsored research agreement with the University of California regarding an E. Coli detection technology. The technology was developed at the Los Alamos National Laboratory and Centrex is providing funding to develop a prototype system for the rapid detection of E. Coli in food and water. Centrex also holds an exclusive license to a new technology developed at the University of South Florida for the automated detection of Cryptosporidium and Giardia in water. Centrex is a privately held company. We own 1,584,000 shares of Centrex common stock.

     In January 1999, Image Analysis Corporation, a portfolio company, merged with Image Analysis, Inc., an Oklahoma corporation. As a result of the merger, Image Analysis, Inc. holds the exclusive license, patented in the United States and other countries, to a new technology for producing color magnetic resonance images, or MRI, from existing MRI scanners. Image Analysis, Inc. is currently funding research and development of this new technology. The research is being conducted at Brenau University in Georgia under the direction of Dr. Keith Brown, the inventor of the technology. Image Analysis, Inc. is a privately held company. We currently own 879,300 shares of common stock of Image Analysis, Inc.

     In May 1999, Advanced Reinforcing Technologies, Inc., a portfolio company, merged with Nucor, Inc., an Oklahoma corporation. Nucor is involved with the development of new materials for rebuilding and enhancing the infrastructure of roads and bridges. Pursuant to the merger, Nucor acquired the exclusive license for a new carbon fiber composite rebar building technology developed at Cornell University. In addition, Advanced Reinforcing Technologies established a sponsored research program for further development of its technology. Nucor is a privately held company. We own 900,000 shares of common stock of Nucor.

     In January 2000, Lexon, Inc. purchased all of the issued and outstanding stock of Cancer Diagnostics, Inc., one of our portfolio companies, for $200,000. Under the terms of the Agreement and a subsequent extension granted to Lexon, Inc. by us, we received $120,000 and will receive the remaining $80,000 plus interest of approximately $8,000 by September 30, 2000.

     In March 2000, Digital Personnel, Inc., a portfolio company, merged with and into Graphco-DPI Holding Company, a wholly-owned subsidiary of Graphco Technologies, Inc., a New Jersey corporation. Graphco Technologies, Inc. is involved with the development of personal identification technology and software solutions for computer aided maintenance and support. As a result of the merger, Graphco Technologies, Inc. acquired the exclusive worldwide license to technology for new software designed to produce human likenesses that should be able to simulate conversation for e-commerce applications. Graphco Technologies, Inc. is a privately held company. We own 100,799 shares of common stock of Graphco Technologies, Inc.

     In June 2000, Advanced Recycling Sciences, Inc., a portfolio company, merged with and into The Quantum Group, Inc., a Nevada corporation. The Quantum Group, Inc. is a development stage company, which provides technology for recycling vehicular tires. As a result of the merger, Quantum acquired the worldwide license to a technology for a method of reclamation of scrap-vulcanized rubber using supercritical fluids. The Quantum Group, Inc. is a public company with shares traded on the over-the-counter bulletin board. We own 931,000 shares of common stock of The Quantum Group, Inc. which represents approximately 9% of the total issued and outstanding shares at June 30, 2000.

Investment Advisory Services

     The value of the securities that we receive in exchange for our portfolio companies is determined by an outside, independent financial advisor. We have retained Bolten Financial Consulting, Inc., 6605 Mid Place, Temple Terrace, Florida 33617 to provide us with valuations of the securities we receive in exchange for portfolio companies, updated to each quarterly valuation date. We pay Bolten Financial Consulting, Inc. a fee each time it values our investments. In 1999, we paid Bolten Financial Consulting, Inc. a total of $25,166 for valuations.

Advisory Councils

     In addition to our Scientific Advisory Council, we have assembled a European Advisory Council for the purpose of developing business in Europe for us. It is our intention to expand both Councils, as and when appropriate, to more completely represent our interests and needs in the near future.

Our European Advisory Council consists of the following members:

Carl Nisser, LL.M., D.E.S. (Chairman European Advisory Council and one of our directors). Mr. Nisser was educated at the universities of Uppsala, Strassbourg and Coimbra. He is a member of the Swedish Bar Association, Former Assistant Judge of the Appellate Court of Stockholm, Former Director of Corporate and Legal Affairs for AB Volvo, Former Director of Corporate Affairs for Goodyear International Corporation, VP of Intermatrix Group, and currently Principal of Advokatfirman Nisser (Law firm with offices in Brussels and London). Mr. Nisser is Chairman and CEO of Ecom Enterprises and is on the board of directors of several companies in the United States and Europe. He has authored several articles on legal and economic issues.

Bo Hjelt. Mr. Hjelt was educated at Indiana University, Geneva University (HEC), and IMI Geneva (MBA). He is the Chairman of Corporate Development International, which he founded in 1973. Mr. Hjelt is also the member of several boards of directors, and serves on the Board of the International Federation for Hydrocephalus and Spina Bifida.

Lord Chesham. Lord Chesham was educated at Eton College, Qualified Chartered Accountant. He was the Former Finance Director of Bowater Corporation of Australia. He was appointed Deputy Chief Whip of the House of Lords, 1995-97.

Professor Marcel Crochet, PhD. Professor Crochet was educated at the University of Louvain and the University of California at Berkeley. He was appointed Rector of the Catholic University of Louvain in 1995. Prior to this he served as Chairman of the Department of Mechanical Engineering and Dean of Engineering at the University of Louvain. Professor Crochet is the author of 140 scientific publications in the field of fluid mechanics and is on the editorial board of several scientific journals. Dr. Crochet has also served as the chief executive officer of POLYFLOW Corporation. He has received numerous international awards recognizing his work in technology innovation.

Dr. Jonas Lonnroth. Dr. Lonnroth was educated at Davidson College, N.C. and at the medical facility of the University of Uppsala, Sweden. He completed studies in Russian and law, and is a specialist in ear, nose and throat surgery. Dr. Lonnroth speaks eight languages, and holds a patent in compass technology.

Lupold von Wedel. Mr. von Wedel was educated in Paris at the Institut des Hautes Etudes Internationales and studied law at Freiburg University. He began his business career with Hoechst AG as regional manager. Currently Mr. von Wedel is managing director of Logika AG, a diversified services firm which provides senior management support to industry.


Properties

     Our executive offices are located at 202 South Wheeler Street, Plant City, Florida, where we lease approximately 2,700 sq. feet of space with an annual rent of $18,993. The lease will expire on March 31, 2002. We anticipate that this space will be sufficient to address our needs for the foreseeable future.


Portfolio Companies

     As of the date of this prospectus, each of our investments in our portfolio companies were for amounts less than 5% of our total assets. We have controlling interests in each of our portfolio companies and members of our management also serve as officers and directors of each portfolio company. The principal place of business of each portfolio company is located at our executive offices at 202 South Wheeler Street, Plant City, Florida. In addition to our investment, we provide portfolio companies with managerial assistance in completing technology transfers. We have not made loans to any of our portfolio companies. The following is a list of our current portfolio companies with a brief description of their business:

     Microsphere Technologies, Inc. is a development stage company that is currently seeking to acquire licenses to new materials science technologies. We own 100% of the issued and outstanding common stock of Microsphere Technologies, Inc., which we acquired for $5,000. Uwe Reischl is the sole director of Microsphere Technologies.

     Zorax, Inc. is a development stage company that has acquired the license to a technology for the separation of cystic parasitic forms from water. We have invested approximately $56,000 in Zorax to date. We own 91% of the common stock of Zorax. Johns Hopkins University owns the remaining 9%. Uwe Reischl is the sole director and president of Zorax.

     Technology Development, Inc. is a development stage company that is seeking to acquire new computer modeling and related technologies. We own 100% of the common stock of Technology Development, Inc., for which we paid $150. Clifford M. Gross is the sole director and president of Technology Development, Inc.

     Advanced Desalination Technologies, Inc. is a development stage company that is seeking to acquire a water desalination technology. We own 100% of the common stock of Advanced Desalination Technologies, Inc., for which we paid $150. Uwe Reischl is the sole director and president of Advanced Desalination Technologies, Inc.

     Doppler Technology International, Inc. is a development stage company that is seeking to acquire new technologies for the non-invasive analysis of body tissue. We have invested $5,000 in Doppler Technology to date. We own 100% of the common stock of Doppler Technology. Uwe Reischl is the sole director and president of Doppler Technology.

     XGR Imaging, Inc., is a development stage company that is currently seeking to acquire licenses to new imaging technologies. We own 100% of the issued and outstanding common stock of XGR Imaging, Inc. Uwe Reischl is the sole director of XGR Imaging, Inc.

     Advanced Measurement Systems, Inc., is a development stage company that is currently seeking to acquire licenses to new surface measurement technologies. We own 100% of the issued and outstanding common stock of Advanced Measurement Systems, Inc. Uwe Reischl is the sole director of Advanced Measurement Systems, Inc.

     Advanced Surface Measurement, Inc., is a development stage company that is currently seeking to acquire licenses to new surface analysis technologies. We own 100% of the issued and outstanding common stock of Advanced Surface Measurement, Inc. Uwe Reischl is the sole director of Advanced Surface Measurement, Inc.

     Voice Tech Worldwide, Inc., is a development stage company that has acquired a license to a proprietary process technology that acts as a voice-mail to e-mail agent providing access to multiple heterogeneous voice-mail systems. In the event that we sell Voicetech Worldwide, Inc. we are required to issue 49% of its issued and outstanding stock to Stanford University. Uwe Reischl is the sole director and president of Voice Tech Worldwide, Inc. If Voice Tech Worldwide, Inc. is not sold by October 31, 2000, all license rights will revert to Stanford University.

     Universal Keypad, Inc., is a development stage company that has acquired a license to a proprietary technology that acts to enhance the ease-of-use of keypads. We own 100% of the issued and outstanding common stock of Universal Keypad, Inc. Uwe Reischl is the sole director and president of Universal Keypad, Inc. If Universal Keypad, Inc. is not sold by November 3, 2000, all license rights to the technology will revert to the inventor.

     All of the foregoing portfolio companies are privately-held and are valued at our purchase price for their common stock.

Employees

     As of the date of this prospectus, we had five full-time employees and 26 consulting associates. Of these employees and associates, three are senior executives. Our employees and associates are not represented by a labor union. We consider relations with our employees and associates to be good.

Legal Proceedings

     We have received a subpoena from the SEC's Division of Enforcement in connection with an investigation that involves Lexon, Inc. We own 924,973 shares of Lexon. We have received no further information regarding the nature of this investigation. As a result we cannot presently assess the marketability or significance of any potential legal proceedings, liabilities of Lexon or other risks or uncertainties that may result, including any adverse effect on the trading price of Lexon common stock that we own.

     We are not currently a party to any legal proceeding.


                       DETERMINATION OF NET ASSET VALUE

     We determine the net asset value per share of our common stock quarterly. The net asset value per share of common stock is equal to the value of our total assets minus total liabilities and preferred stock divided by the total number of shares of common stock outstanding.

     Both public and private equity securities that we receive from companies that acquire our portfolio companies are valued by our independent appraiser. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts due to the size of our investment or market liquidity concerns.


                            PORTFOLIO TRANSACTIONS

     The capital stock we receive from portfolio companies is expected to be acquired primarily in private transactions negotiated directly with the portfolio company or an affiliate. Our management will continue to be principally responsible for conducting negotiations with respect to our investments in portfolio companies.

     In addition to securities of public companies that we receive as a result of mergers by our portfolio companies, we may invest a portion of our other assets in the publicly traded securities of public companies. Such investments and other investments that are not "qualifying assets" may not exceed 30% of the value of our total assets at the time of any such investment.

     Based on the amount of existing available funds together with the proceeds from this offering, it is not likely that we will be able to acquire securities in a large number of companies. As a result, our investments will not be substantially diversified. Furthermore, the technologies which our portfolio companies acquire have been, and are expected to be, sold primarily to early stage and other smaller public companies. Accordingly, the securities we receive upon the merger of our portfolio companies will not be diversified among companies at various stages of development and we will not derive the benefits which may arise from making multi-tiered investments.


                                  REGULATION

     We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, which we refer to as the 1940 Act. A BDC is a special type of closed-end, non-diversified investment company registered under and regulated by the 1940 Act. The Small Business Investment Incentive Act of 1980 (which we refer to as the Incentive Act) modified the provisions of the 1940 Act applicable to a BDC. After filing its election to be treated as a BDC, a company may not withdraw its election without first obtaining the approval of holders of a majority of its outstanding voting securities (as defined under the 1940 Act). The following is a brief description of certain provisions of the 1940 Act, as modified by the Incentive Act, and is qualified in its entirety by reference to the full text of the 1940 Act, the Incentive Act and the rules thereunder.

     Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and significant managerial assistance to companies which do not have ready access to capital through conventional financial channels. Such portfolio companies are termed "eligible portfolio companies." More specifically, in order to qualify as a BDC, a company must (i) be a domestic company; (ii) have registered a class of its equity securities or have filed a registration statement with the Commission pursuant to Section 12 of the Exchange Act; (iii) operate for the purpose of investing in the securities of certain types of portfolio companies, namely, development stage or emerging companies and businesses suffering or just recovering from financial distress; (iv) extend significant managerial assistance generally to such portfolio companies; (v) have a majority of directors who are not "interested persons" (as defined in the 1940 Act), and (vi) file (or, under certain circumstances, intend to file) a proper notice of election with the Commission.

     An eligible portfolio company is generally a company in the United States that is not an investment company and that (i) does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list; (ii) is actively controlled by a BDC and has an affiliate of a BDC on its board of directors; or (iii) meets such other criteria as may be established by the Commission. Control under the 1940 Act is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

     The 1940 Act prohibits or restricts companies subject to the 1940 Act from investing in certain types of companies, such as brokerage firms, insurance companies, investment banking firms and investment companies. Moreover, the 1940 Act limits the type of assets that BDCs may acquire to certain prescribed qualifying assets and certain assets necessary for its operations (such as office furniture, equipment and facilities) if, at the time of acquisition, less than 70% of the value of the BDC's assets consists of qualifying assets. Qualifying assets include:

     o privately acquired securities of companies that were eligible portfolio companies at the time such BDC acquired their securities;

     o securities of bankrupt or insolvent companies;

     o securities of eligible portfolio companies controlled by a BDC;

     o securities received in exchange for or distributed in or with respect to any of the foregoing, and

     o cash items, government securities and high-quality short-term debt.


     The 1940 Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. Such restrictions include limiting purchases to transactions not involving a public offering and acquiring securities directly from either the portfolio company or their officers, directors or affiliates.

     We are permitted by the 1940 Act, under specified conditions, to issue multiple classes of senior debt and a single class of preferred stock if our asset coverage, as defined in the 1940 Act, is at least 200% after the issuance of the debt or the preferred stock (i.e., such senior securities may not be in excess of 50% of our net assets). If the value of our net assets, as defined, were to increase through the issuance of additional capital stock or otherwise, we would be permitted under the 1940 Act to issue additional senior securities. We have no senior securities outstanding and have no current intention of issuing any senior securities although we may do so in the future.

     We may sell our securities at a price that is below the net asset value per share only (i) after a majority of our disinterested directors has determined that such a sale would be in our best interests and the best interests of our stockholders, and (ii) upon the approval by the holders of a majority of our outstanding voting securities, including a majority of the voting securities held by non-affiliated persons, of such a policy or practice within one year prior to such sale. If the offering of the securities is underwritten, a majority of the disinterested directors must determine in good faith that the price of the securities being sold is not less than a price which closely approximates the market value of the securities, less any distribution discounts or commissions. As defined in the 1940 Act, the phrase "majority of our outstanding voting securities" means the vote of (i) 67% or more of our common stock present at a meeting, if the holders of more than 50% of our outstanding common stock are present or represented by proxy, or (ii) more than 50% of our outstanding common stock, whichever is less.

     Many of our transactions with our affiliates (as well as affiliates of those affiliates) which were prohibited without the prior approval of the SEC under the 1940 Act prior to its amendment by the Incentive Act are now permissible upon the prior approval of a majority of our disinterested directors and a majority of the directors having no financial interest in the transactions. However, certain transactions involving certain persons with whom we are associated, including our directors, officers, and employees, may still require the prior approval of the SEC. In general:

     o any person who owns, controls or holds power to vote more than 5% of our outstanding common stock;

     o any director, executive officer or general partner of that person; and

     o any person who directly or indirectly controls, is controlled by, or is under common control with, that person,

must obtain the prior approval of a majority of our disinterested directors and, in some situations, the prior approval of the SEC, before engaging in certain transactions involving us or any company under our control. The 1940 Act generally does not restrict transactions between a company and its portfolio companies.

     While a BDC may change the nature of its business so as to cease being a BDC or, under certain circumstances, to change its business purpose, it may do so only if authorized by a majority vote (as defined in the 1940 Act) of its outstanding voting securities: stockholder approval of changes in other fundamental investment policies of a BDC is not required (in contrast to the general 1940 Act requirement, which requires stockholder approval for a change in any fundamental investment policy). We are entitled to change our non-diversification status without stockholder approval. Should we lose our status as a BDC, we would become subject to more stringent regulation under the 1940 Act if we did not become exempt from 1940 Act regulation.

                                  MANAGEMENT

Executive Officers and Directors

     Our board of directors supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the investment process, quarterly valuations of our assets and our financing arrangements.

     The following table contains certain information concerning our directors, director nominees, officers and other key employees and their ages.


                                             Positions Held                Principal Occupation(s)
Name, Address and Age*                      With Registrant               During Past Five Years**
----------------------                      ---------------               ------------------------
Clifford M. Gross, age 43***       Chief Executive Officer,           Chief Executive Officer and
                                   Chairman of the Board of           Professor
                                   Directors

Uwe Reischl, age 55                President                          Scientific advisor, Professor

Carole R. Mason, age 39            Chief Financial Officer            Certified public accountant

Sam Reiber, age 53***              General Counsel and Director       Attorney

Stuart M. Brooks, age 64           Director of Scientific Advisory    Professor
                                   Board and Director

Kwabena Gyimah-Brempong, age 51    Director                           Professor

Arthur Chapnik, age 60             Director                           President of apparel design and
                                                                      marketing company

Carl Nisser, age 60                Director                           Attorney

David Michael, age 63              Director                           Certified public accountant

 * The address for all named individuals is c/o UTEK Corporation, 202 South Wheeler Street, Plant City, Florida 33566.

 ** Such occupations are in addition to the individuals' positions with us.

*** Such persons are deemed to be interested persons under the 1940 Act.

Directors and Executive Officers

     Clifford M. Gross, Ph.D. has served as our Chief Executive Officer and Chairman of the Board of Directors since 1997. Dr. Gross received his Ph.D. from New York University in 1981, and from 1982 to 1984 Dr. Gross served as the Acting Director of the Graduate Program in Ergonomics and Biomechanics at New York University. From 1984 to 1985 Dr. Gross served as the Chairman of the Department of Biomechanics at New York Institute of Technology. In 1985, Dr. Gross founded and served as CEO of the Biomechanics Corp. of America until 1995. From 1996 to 1997, Dr. Gross served as a research professor and Director of the Center for Product Ergonomics at University of South Florida. Dr. Gross holds 18 patents and has authored numerous publications. His first book, entitled "The Right Fit," describes how companies can increase market-share and profitability using a biomechanics technology strategy. The current book that he has co-authored with Dr. Uwe Reischl and Paul Abercrombie, entitled "The New Idea Factory," outlines a new U2B(TM) model for using university-developed technology to rapidly expand the intellectual capital of technology companies. A system from his laboratory was replicated in the Cooper Hewitt National Museum of Design -- Smithsonian Institution in March 1997 as part of a new exhibit on Henry Dryfuss and ergonomics.

     Uwe Reischl, Ph.D., M.D. has served as our President since June 1999 and was our Executive Vice President from September 1998 until June 1999. Dr. Reischl received a Masters degree in Architecture from the University of California at Berkeley, he received a Ph.D. degree in Environmental Health Sciences from the University of California at Berkeley, and both a second Ph.D. in Occupational Medicine and an M.D. in General Medicine from the University of Ulm (Ulm, Germany). Prior to joining UTEK, Dr. Reischl served as a Scientific Advisor at the World Health Organization (WHO) Center at the University of Ulm. Dr. Reischl was an Assistant Professor at the University of California, Director of the Program in Industrial Health and Safety at Oakland University, and he was an Associate Professor at the College of Public Health, University of South Florida. Dr. Reischl has 15 years experience in university teaching and research.

     Carole R. Mason, C.P.A., has served as our Chief Financial Officer, Secretary and Treasurer since June 1999. From 1987 to the present, Ms. Mason has also been a partner of Myers, Mason & Co. Ms. Mason has conducted a diversified accounting practice in Tampa, Florida for 15 years. She received her Bachelor of Science degree in accounting from the University of Tampa.

     Sam Reiber, J.D., has served as our General Counsel since 1997 and has been a Director since May 1998. Mr. Reiber was a founding partner of Linsky and Reiber, a law firm located in Tampa, Florida. Mr. Reiber has conducted a diversified practice of law in Tampa for 25 years. Mr. Reiber's practice includes all types of real property, corporate matters, litigation and estate planning. He received a Bachelor's degree in economics from the University of Minnesota in 1969 and a Juris Doctorate from the William Mitchell College of Law in 1974.

     Stuart M. Brooks, M.D. has served as a director since 1998 and has been the director of our Scientific Advisory Board since 1998. He is a Professor of Medicine and Public Health and Director of the NIOSH Educational and Research Center at USF.

     Kwabena Gyimah-Brempong, Ph.D. has served as a director since May 1998. Between May 1998 and December 1998, Dr. Gyimah-Brempong served as our Director of University Partnerships, and as such was responsible for helping us to build relationships with American universities. Since 1994 to the present, Dr. Gyimah-Brempong has been a Professor of Economics at the University of South Florida School of Business. Dr. Gyimah-Brempong recently completed a comprehensive report on how American universities market their technology.

     Arthur Chapnik has served as a director since May 1998. Mr. Chapnik is also the President of Harrison McJade & Co., Ltd., an apparel design and marketing company. Mr. Chapnik served as president of Samsung USA's women's apparel division from 1988 to 1990. Mr. Chapnik is Dr. Gross' father-in-law.

     Carl Nisser, LL.M., D.E.S., has served as a director and chairman of our European Advisory Counsel since May 1998. Mr. Nisser is a principal of Advokatfirman Nisser, with offices in Brussels, London and New York. He has served as Director of Corporate and Legal Affairs for both Volvo and Goodyear International Corporation in the U.S., Europe and the Far East. Mr. Nisser also serves in an of counsel capacity with our counsel, Gersten, Savage & Kaplowitz, LLP. Mr. Nisser was educated at the universities of Uppsala, Strassbourg and Coimbra. Mr. Nisser is chairman and CEO of E.com Enterprises, Inc. and a member of several boards of directors. He is also an author of several articles on legal and economic issues.

     David Michael, CPA has served as a director since February 2000. Since 1983, Mr. Michael has served as the president of David Michael & Co., P.C., an accounting firm. He also serves on the board of directors of Del Global Technologies Corp. (NASDAQ:DGTC). Mr. Michael received a BBA in accounting from City College in New York in 1959.

Committees of the Board

     Our board of directors has established an Audit Committee and a Compensation Committee. The members of the Audit Committee are David Michael, Kwabena Gyimah-Brempong and Stuart Brooks. The functions of the Audit Committee will be to annually recommend to the board of directors the appointment of our independent public accountants, discuss and review the scope and fees of the prospective annual audit, review the results thereof with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with existing major accounting and financial policies relative to the adequacy of our internal accounting controls, review compliance with federal and state laws relating to accounting practices and review and approve transactions, if any, with affiliated parties.

     The members of the Compensation Committee are Stuart Brooks, Sam Reiber and Arthur Chapnik. The functions of the Compensation Committee will be to review and approve annual salaries and bonuses for all officers, review, approve, and recommend to the board of directors the terms and conditions of any employee benefit plans or changes thereto, administer our stock option plan, and carry out the responsibilities required by rules of the SEC.

Compensation of Directors

     We have issued shares of our common stock to our directors as compensation for acting in such capacity and we intend to grant our directors options to purchase shares of our common stock in compensation for their services. We have not paid any cash compensation to any of our directors. We are currently reviewing our policy on compensation of outside directors and may pay outside directors a cash honorarium in the future.

Consulting Agreements with Directors

     We retain or have previously retained certain of our directors to serve as independent contractors pursuant to consulting agreements under which these persons were generally paid in shares, which vest over a two-year period, rather than salaries. The directors with whom we have consulting relationships are listed below:

     As part of his board duties, Stuart Brooks, M.D. had been retained to serve as Director of the Scientific Advisory Board. Pursuant to the agreement, we have issued to Dr. Brooks, in consideration for his services, 5,000 shares of our common stock.

     As part of his board duties, Arthur Chapnik had previously served as Director of Public Relations. Pursuant to the agreement, we have issued to Mr. Chapnik, in consideration for his services, 5,000 shares of our common stock.

     As part of his board duties, Kwabena Gyimah-Brempong, Ph.D. had previously served as Director of University Partnerships. Pursuant to the agreement, we have issued to Dr. Gyimah-Brempong, in consideration for his services, 5,000 shares of our common stock.

     Carl Nisser has previously served as Director of European Licensing. Pursuant to the agreement, Mr. Nisser will represent us in Europe, and in consideration for his services we issued to Mr. Nisser 10,000 shares of our common stock in two equal installments, 5,000 shares in 1998 and 5,000 shares in 1999. In addition, we paid Mr. Nisser in cash for legal services rendered to us as director of our European Advisory Council.

Executive Compensation

     The following table sets forth certain information regarding compensation paid by us during each of the last three fiscal years to our Chief Executive Officer who was our sole executive officer to have earned in excess of $60,000 for any year.

                          Summary Compensation Table

                                Aggregate Annual          Pension or          Estimated      Total Compensation
                                  Compensation       Retirement Benefits        Annual         From Fund and
                               -------------------    Accrued as Part of    Benefits Upon       Fund Complex
Name and Principal Position     Year      Total         Fund Expenses         Retirement     Paid to Investors
---------------------------     ----      -----         -------------         ----------     -----------------
Clifford M. Gross,             1999     $120,400             --                     --               --
 Chief Executive Officer       1998     $ 18,000             --                     --               --
                               1997           --             --                     --               --

Employment Agreements

     We have entered into five-year employment agreements, effective September 1, 1999, with Dr. Clifford M. Gross and Dr. Uwe Reischl. Drs. Gross and Reischl have agreed to serve as our Chief Executive Officer and President. Dr. Gross will receive an annual base salary of $150,000 and Dr. Reischl will receive an annual base salary of $100,000. Upon completion of this offering, we will grant to Drs. Gross and Reischl incentive stock options to purchase up to 100,000 and 50,000 shares of our common stock. In addition, both Drs. Gross and Reischl will receive an automobile allowance. Pursuant to their employment agreements with us, Dr. Gross and Dr. Reischl have agreed to devote substantially all of their time and attention to the business and affairs of our company. Each employment agreement contains a covenant not to compete with us for a one-year period immediately following termination of employment.

     We have engaged Carole Mason, C.P.A. to serve as our Chief Financial Officer. However, we will not have the benefit of her services on a full time basis as she has other duties at Myers, Mason & Co., P.A. Following this offering, we anticipate that Ms. Mason will become a full-time employee or we will seek to hire a qualified full-time chief financial officer.

Key Man Life Insurance

     We have obtained "key man" life insurance policies in the amount of $500,000 on the life of each of Clifford M. Gross, our Chief Executive Officer, and Uwe Reischl, our President.

Stock Option Plans

     Our stockholders have adopted two employee stock option plans, an incentive stock option plan adopted in September 1999 (the "1999 Plan") and a non-qualified stock option plan adopted in February 2000 (the "2000 Plan").

     The purpose of the 1999 Plan is to enable us to compete successfully in attracting, motivating and retaining employees with outstanding abilities. The options are intended to be Incentive Stock Options within the meaning of section 422 of the Internal Revenue Code. Following the consummation of this offering, the Compensation Committee will administer the 1999 Plan.

     The 1999 Plan. Under the 1999 Plan, we are authorized to issue options to purchase up to 500,000 shares of our common stock. All officers and other employees who perform significant services for or on behalf of us are eligible to participate in the 1999 Plan.

     We may grant under the 1999 Plan both incentive stock options within the meaning of Section 422 of the Code, and stock options that do not qualify for incentive treatment under the Code.

     The exercise price of each incentive stock option under the plan will be determined by the Compensation Committee, but will be not less than 100% of the current market value of the common stock on the date of grant (or 110% in the case of an employee who at the time owns more than 10% of the total combined voting power of all classes of capital stock). The non-qualified option exercise price will be determined by the Compensation Committee, but will not be less than 100% of the current market value of the common stock on the date of grant.

     The 2000 Plan. Under the 2000 Plan, we are authorized to issue options to purchase up to 250,000 shares of our common stock. All officers and other employees as well as other persons who perform significant services for or on behalf of us are eligible to participate in the 2000 Plan.

     We may grant under the 2000 Plan only stock options that do not qualify for incentive treatment under Section 422 of the Code.

     The exercise price for 2000 Plan options will be determined by the Compensation Committee, but will not be less than 100% of the current market value of the common stock on the date of grant.

     General. In the discretion of the Compensation Committee and upon receipt of all regulatory approvals, an option holder may be permitted to utilize a cashless exercise as payment in whole or in part of the exercise price in certificates for shares of common stock (valued for this purpose at its fair market value on the day of exercise) or other property.

     An incentive stock option shall expire ten years from the date it is granted. The Compensation Committee may provide in the stock option agreement that the option expires 30 days following the termination of employment for any reason other than death or disability or 12 months following a termination of employment for death or disability. In no event shall any option granted under the plan be exercised after the expiration date of such option in the applicable stock option agreement.

     If the outstanding shares of common stock are changed into, or common stock issuable under the plan exchanged for, cash or a different number or kind of our shares or securities of another corporation through reorganization, merger, recapitalization, stock split-up, reverse-stock split, stock dividend, stock consolidation, stock combination, or similar transaction, an appropriate adjustment will be made by the Compensation Committee in the number and kind of shares as to which options may be granted. In the event of such change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Compensation Committee will also make a corresponding adjustment in the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, of options which have been granted prior to such change. Any such adjustment, however, will be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share (except for any change in the aggregate price resulting from rounding off of share quantities or prices).

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth certain information, as of the date hereof, and as adjusted to give effect to the offering and the transactions contemplated thereby, with respect to the beneficial ownership of the common stock by (i) each person known to us to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of our executive officers and directors, and (iii) all our executive officers and directors as a group:

                                         Number of Shares            Percentage
                                                                 Beneficially Owned
                                                of            -------------------------
         Name and Address of               Common Stock         Before         After
         Beneficial Owner(1)            Beneficially Owned     Offering     Offering(2)
         -------------------            ------------------     --------     -----------
Clifford M. Gross(3) ...............         1,962,254        69.9%        51.5%
Carl Nisser(4) .....................            72,500         2.6          1.9
Uwe Reischl(4) .....................            55,500         2.0          1.5
Sam Reiber(5) ......................            23,550         0.8          0.6
Stuart Brooks(6) ...................            18,750         0.7          0.5
Kwabena Gyimah-Brempong(6) .........            18,750         0.7          0.5
Arthur Chapnik(6) ..................            18,750         0.7          0.5
Carole R. Mason(7) .................            17,750         0.6          0.4
David Michael(8) ...................             6,250         0.2          0.2
                                             ---------        -----        -----
All directors and executive officers
 as a group consisting of nine
 persons ...........................         2,194,054        78.2%        57.6%
                                             =========        =====        =====

------------
(1) Unless otherwise indicated, the address of each beneficial owner is our address.

(2) The percentages of shares beneficially owned after the offering have been calculated assuming that the underwriter has not exercised its over-allotment option.

(3) The shares of common stock are held by Clifford M. Gross and his wife jointly. Includes 25,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of September 18, 2000.

(4) Includes 12,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of September 18, 2000.

(5) Includes 12,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of September 18, 2000, and 3,050 shares of common stock held in the name of Linsky & Reiber, P.C.

(6) Includes 6,250 shares of common stock issuable upon the exercise of options exercisable within 60 days of September 18, 2000.

(7) The shares of common stock are held in the name of Myers, Mason & Co., P.A. Includes 3,750 shares of common stock issuable upon the exercise of options exercisable within 60 days of September 18, 2000.

(8) Includes 6,250 shares of common stock issuable upon the exercise of options exercisable within 60 days of September 18, 2000.

     Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of September 18, 2000 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                             CONFLICTS OF INTEREST


Transactions with UTEK

     In September 2000 we secured a line of credit for $150,000 from a financial institution. Clifford M. Gross, our chief executive officer, and Sam Reiber, one of our directors, personally guaranteed our obligation under this line of credit. Neither Dr. Gross nor Mr. Reiber received any compensation for this guarantee.

     Carl Nisser, one of our directors, is also associated with our counsel, Gersten, Savage & Kaplowitz, LLP, with whom he serves in an of counsel capacity. In addition, in connection with this offering, Mr. Nisser will receive approximately 30% of the fees payable to Gersten, Savage & Kaplowitz, LLP.


                         INVESTMENT ADVISORY SERVICES

     We are internally managed by our officers under the supervision of our board of directors. We therefore have no investment advisory, administrative or similar agreements with any person or entity.

     We serve as our own custodian in accordance with the provisions of the Investment Company Act. We intend to store the certificates representing the common stock we receive from acquirers of our portfolio companies in a safety deposit box at Southtrust Bank, located at 202 S. Wheeler St., Plant City, Florida. Securities in our portfolio companies are held in the custody and control of Linsky & Reiber, Attorneys at Law, 601 E. Twiggs Street, Tampa, Florida.

     Decisions regarding investments in our portfolio companies are made primarily by Clifford M. Gross, our Chief Executive Officer and Chairman of the Board of Directors, Uwe Reischl, our President, and Carole R. Mason, our Chief Financial Officer, subject to approval by our Board of Directors. Dr. Gross has been responsible for our investments for approximately two years, Dr. Reischl for approximately one and one-half years and Ms. Mason for approximately nine months. See "Management -- Directors and Executive Officers" for a summary of the business experience of Drs. Gross and Reischl and Ms. Mason during the past five years. The firm of Linsky & Reiber, attorneys at law, of which Sam Reiber, our General Counsel and a Director, is a partner, currently serves as our custodian, transfer agent and dividend paying agent. Linsky & Reiber is located at 601 E. Twiggs Street, Tampa, Florida 33602. Following the offering, we expect those services to be conducted by our transfer agent, Computershare Trust Company, Inc., 12039 W. Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228.

     We expect that expenses relating to our formation and costs relating to the portfolio companies that we will be amortized on a straight line basis over a period of 60 months. The costs associated with the initial formation and operation of our portfolio companies may include obligations of the portfolio companies to us, including management and administrative fees.

     The transfer agent for our common stock is Computershare Trust Company, Inc., 12039 W. Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES


     Since we generally acquire and dispose of our investments in portfolio companies in privately negotiated transactions, we infrequently use brokers in the normal course of business.

     When we sell the securities we receive in exchange for portfolio companies, our management will arrange for the execution of such transactions and the allocation of brokerage services and commissions. In executing transactions in the securities we receive for portfolio companies, our management will seek to obtain the most favorable execution, that is, the best combination of net price and prompt, reliable execution. In management's opinion it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of an often changing market, order execution involves judgments as to the price, volume, trend and breadth of the market, possibility of a block transaction, and the broker's activity in the security as well as its general record for prompt, competent and reliable service in all aspects of order processing, execution and settlement as well as anticipated commission rates.

     A substantial portion of the securities that we receive in exchange for our portfolio companies may be traded in the over-the-counter markets, and we intend to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better price and execution are otherwise available. Under the 1940 Act, persons affiliated with our company are prohibited from dealing with us as principal in the purchase and sale of securities. Transactions in the over-the-counter markets usually involve transactions with dealers acting as principal for their own account. We will not deal with affiliated persons as principal; however, affiliated persons of our company may serve as our broker in over-the-counter markets and other transactions conducted on an agency basis in accordance with the 1940 Act, except that if an affiliated person is a market maker in the securities of a company, then the affiliated person will not serve as our broker in the purchase of such securities.

     Our management has no obligation to deal with any broker or group of brokers in the execution of transactions.


                              INCOME TAX MATTERS

     For Federal and state income tax purposes, we are taxed at regular corporate rates on ordinary income and recognize gains on distributions of appreciated property. We are not entitled to the special tax treatment available to most regulated investment companies because, among other reasons, we do not distribute at least 90% of "investment company taxable income" as required by the Code for such treatment. Distributions of cash or property by us to our stockholders, if any, will be taxable as dividends only to the extent that we have current or accumulated earnings and profits. Distributions in excess of current or accumulated earnings and profits will be treated first as a return of capital to the extent of the holder's tax basis and then as gain from the sale or exchange of property.

     Each investor is urged to consult with his or her tax advisor concerning the Federal, state and local, and foreign tax consequences of an investment in our company.


                           DESCRIPTION OF SECURITIES

     Our total authorized capital stock consists of 19,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share. The following descriptions of capital stock are qualified in all respects by reference to our certificate of incorporation and by-laws, which were filed as exhibits to the registration statement of which this prospectus is a part.


Common Stock

     The holders of common stock elect all directors and are entitled to one vote for each share held of record on all matters to be voted upon by stockholders. As of the date of this prospectus, 2,782,226 shares of common stock were issued and outstanding. Upon successful completion of this offering, 3,782,226 shares of common stock will be issued and outstanding. Subject to preferences that may be applicable to any outstanding preferred stock, all shares of common stock participate equally in dividends, when and as declared by the Board of Directors and in net assets on liquidation. The shares of common stock have no preference, conversion, exchange, preemptive or cumulative voting rights.


Preferred Stock

     Our certificate of incorporation authorizes the issuance of shares of preferred stock in one or more series. As of the date of the prospectus there are no issued and outstanding shares of preferred stock, and no shares of preferred stock will be issued and outstanding as a result of the offering. Our Board of Directors has the authority, without any vote or action by our stockholders, to create one or more series of preferred stock up to the limit of our authorized but unissued shares of preferred stock and to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series and the relative, participatory, option or other rights (if any), and any qualifications, preferences, limitations or restrictions including, without limitation, the dividend rate (and whether dividends are cumulative), conversion rights, rights and terms of redemption (including sinking fund provisions), and redemption price and liquidation preferences, and any other rights, preferences and limitations pertaining to such series which may be fixed by our Board of Directors pursuant to the Delaware General Corporation Law.

     For so long as we are subject to the 1940 Act, we are subject to restrictions relating to the issuance of senior securities, including preferred stock. We would generally be restricted from issuing preferred stock if, immediately after issuance or sale, the preferred stock did not have an asset coverage of at least 200 percent. For this purpose, the term "asset coverage," when applied to the preferred stock, generally means the ratio that the value of our total assets, less liabilities and indebtedness not represented by the preferred stock, bears to the involuntary liquidation preference of the preferred stock (and certain other of our debt obligations). In addition, the preferred stock would generally have the right to elect at least two directors to the board and to elect a majority of the board in certain circumstances. The preferred stock would have certain other voting and priority payment rights as required by the 1940 Act.


Anti-Takeover Provisions Affecting Our Common Stock

Blank Check Preferred Stock

     The existence of authorized but unissued preferred stock may enable our Board of Directors to render more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, our Board of Directors were to determine that a takeover proposal is not in our best interests, our Board of Directors could cause us to issue shares of preferred stock without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquiror. In this regard, our certificate of incorporation grants the Board of Directors broad power to establish the rights and preferences of authorized and unissued preferred stock. The issuance of shares of preferred stock pursuant to the Board of Directors' authority described above could decrease the amount of earnings and assets available for distribution to holders of our common stock and adversely affect the rights of such holders, including voting rights in the event a particular series of preferred stock is given a disproportionately large number of votes per share, and may have the effect of delaying, deferring or preventing a change in control of us that may be favored by certain stockholders. In addition, the use of preferred stock to prevent a takeover could have the effect of depriving stockholders of an opportunity to sell their common stock at a premium over the then-current market price.


Outstanding Securities

     The following table lists our authorized and outstanding securities as of June 30, 2000:

                                             Amount held by UTEK
Title of class       Amount authorized       for its own account     Amount outstanding(1)
--------------       -----------------     ----------------------     ---------------------
common stock        19,000,000 shares               --                       2,782,226
preferred stock      1,000,000 shares               --                              --

------------
(1) Does not include 100,000 shares of common stock issuable in the aggregate on exercise of the representative's warrants.

     The shares of our common stock outstanding as of June 30, 2000 were issued in private transactions. On August 27, 1997, we issued a total of 1,950,000 shares, at a price of $.0146 per share, for net proceeds of $28,506. On May 14, 1998, we completed a private placement transaction by issuing 207,068 shares at a price of $1.50 per share for aggregate net proceeds of $310,602. On July 25, 1998, we completed another private placement transaction and issued 96,400 shares at a price of $2.28 per share for aggregate net proceeds of $219,831. On April 12, 1999, we completed a private placement transaction and issued 281,424 shares at a price of $4.64 per share for aggregate net proceeds of $1,305,807. Stock issued for services includes:



           Year Ended December 31,      Shares       Value
           ----------------------       ------       -----
                     1997              166,334     $  8,317
                     1998               34,600       86,550
                     1999               46,400      204,219

Following the closing of this offering, there will be outstanding warrants to purchase an aggregate of 100,000 shares of our common stock. Warrants will be issued upon payment of the purchase price of $.03 per warrant at the closing of the offering to Schneider Securities, Inc., the representative of the underwriters of our offering. The representative's warrants may be exercised for shares of common stock in an aggregate amount equal to up to ten percent of the shares issued in this offering. The representative's warrants will be exercisable for a four year period beginning one year after the effective date of this offering, at $9.90 per share which is 165% of the offering price of our common stock. The exercise prices and the number of shares issuable upon exercise of these warrants are subject to change if certain dilutive events occur and the holders of these warrants have certain rights to have shares acquired on exercise of the warrants registered under the Securities Act at our expense.

Transfer Agent

     The transfer agent for our common stock is Computershare Trust Company, Inc., 12039 W. Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228.


                                 UNDERWRITING

     Under the terms and subject to the conditions contained in an underwriting
agreement dated     , 2000, we have agreed to sell to the underwriters named
below, for which Schneider Securities, Inc. is acting as the representative, the following respective amounts of shares of common stock:



Underwriters                                           Number of
------------                                           ---------
                                                         Shares
                                                      -----------
Schneider Securities, Inc. .........................
                                                      ---------
Total ..............................................  1,000,000
                                                      =========

     The underwriting agreement provides that the underwriters are obligated to purchase all the shares of common stock in the offering if any are purchased, other than those shares covered by the over-allotment option described below. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may be increased or the offering of common stock may be terminated.

     Schneider Securities, Inc. will act as representative of the underwriters in offering the shares of common stock.

     We have granted to the underwriters a 45-day option to purchase up to 150,000 additional shares at the initial public offering price less the underwriting discounts and commissions. The underwriters may exercise the option only to cover any over-allotments of common stock.

     The underwriters propose to offer the shares of common stock initially at the public offering price on the cover page of this prospectus and to selling
group members at that price less a concession of $.   per share. The
underwriters and selling group members may allow a discount of $.   per share
on sales to other broker/dealers. After the initial public offering, the public offering price and concession and discount to broker/dealers may be changed by the underwriters.

     The following table summarizes the compensation and estimated expenses we will pay.

                                                 Per Share                              Total
                                    -----------------------------------   ----------------------------------
                                         Without             With              Without             With
                                     Over-allotment     Over-allotment     Over-allotment     Over-allotment
                                    ----------------   ----------------   ----------------   ---------------
Underwriting discounts and
 commissions paid by us .........        $ 0.60             $ 0.60            $600,000           $690,000
Expenses payable by us ..........        $ 0.18             $ 0.18            $180,000           $207,000

     We will pay all of the expenses of the offering, which we estimate will be approximately $475,000. In addition we will pay to the represenative of the underwriters $180,000 for their expenses (excluding the sale of any over-allotment shares). We previously paid $50,000 to another underwriter.

     We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

     We, our officers and directors and stockholders owning 97% of the common stock outstanding prior to this offering have agreed to a 24-month "lock up" covering the shares of common stock and certain other securities beneficially owned, including securities that are convertible or exchangeable into or exercisable for shares of common stock.

     In addition, for a two year period we will not issue any securities without the consent of Schneider Securities, Inc., not including any shares of common stock issuable upon exercise of any securities currently outstanding or which may be issued under the 1999 stock option plan or the 2000 stock option plan. Schneider Securities, Inc. has agreed to not unreasonably withhold or unduly delay its consent to the issuance of securities for acquisitions.

     We and Schneider Securities, Inc. will enter into a financial consulting agreement providing for Schneider Securities, Inc. to act as a management and financial consultant to us for a three year period for a fee of $120,000 payable at the closing of this offering. Under this agreement, Schneider Securities, Inc. will provide us with consulting services in connection with its evaluation of our management, business operations and financing opportunities, including prospective mergers, acquisitions, joint ventures and other business transactions.

     We have granted Schneider Securities, Inc. for a period ending on      ,
2005 the right to have a designee of Schneider Securities, Inc. present at meetings of the Board of Directors and each of its committees subject to our right to exclude such designee under certain circumstances. The designee will be entitled to the same notices and communications sent by us as we give to our directors and will attend directors' and committees' meetings, but will not be entitled to vote. Such designee will also be entitled to receive the same compensation payable to directors as independent members of the Board of Directors and its committees and all reasonable expenses in attending such meetings. As of the date of this prospectus no designee has been selected.

     In connection with this offering, we have agreed to sell to the representative of the underwriters, for a purchase price of $.03 per warrant, warrants to purchase up to 100,000 shares of common stock. These warrants are exercisable at $9.90 per share of common stock for a period of four years beginning one year from the effective date of this offering. These warrants contain antidilution provisions providing for adjustment of the exercise price upon the occurrence of certain events, including (i) the issuance of common stock, or securities exercisable or convertible into common stock, at a price less than the exercise price and (ii) any recapitalization, reclassification, stock dividend, stock split, stock combination or similar transaction. In addition, the warrants grant to the holders rights, commencing on the date of this prospectus, to have common stock issued on exercise of the warrants registered under the Securities Act. These rights include the right to require us to register these shares for a five year period and the right to include these shares for a seven year period in any registration statement filed by us.

     The represenative's warrants will be restricted from sale, transfer, assignment or hypothecation for a period of one year from the effective date of the offering except to officers or partners (not directors) of the underwriter and members of the selling group and/or their officers or partners.

     The underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions, penalty bids and "passive" market making in accordance with Regulation M under the Exchange Act.

     o Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position.

     o Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

     o Syndicate covering transactions involve purchases of the common stock in the open market after the distribution has been completed in order to cover syndicate short positions.

     o Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the shares of common stock originally sold by such syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions.

     o In "passive" market making, market makers of the common stock who are underwriters or prospective underwriters may, subject to certain limitations, make bids for or purchases of the common stock until the time, if any, at which a stabilizing bid is made.

These stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the common stock to be higher than it would otherwise be in the absence of these transactions. These transactions may be effected on The Nasdaq SmallCap Market or otherwise and, if commenced, may be discontinued at any time.

     Market makers may buy or sell our shares of common stock in order to meet the demand of those parties that want to trade in our common stock. The underwriters of this offering may act as market makers for our common stock, but are not obligated to be market makers. If the underwriters do not act as market makers, you may have more difficulty executing either buy or sell trades. In addition, there may be greater fluctuations in the price of our common stock, and a relatively low amount of trading may significantly adversely affect the market value of our shares.

                                 LEGAL MATTERS

     The validity of the shares offered will be passed upon for us by Gersten, Savage & Kaplowitz, LLP, 101 East 52nd Street, New York, New York 10022. Certain legal matters in connection with the offering will be passed upon for the underwriters by Berliner Zisser Walter & Gallegos, P.C. 1700 Lincoln Street, Suite 4700, Denver, Colorado 80203.

                                    EXPERTS

     Ernst & Young LLP, independent auditors, have audited our consolidated financial statements at December 31, 1999 and for each of the three years in the period ended December 31, 1999, as set forth in their report. We have included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given upon their authority as experts in accounting and auditing.


                                   CUSTODIAN

     We will act as a self-custodian of our portfolio securities in compliance with applicable regulations under the 1940 Act.

                               UTEK Corporation

           Index to Consolidated Financial Statements and Schedules

                                   Contents



Report of Independent Auditors ...........................    F-2
Consolidated Balance Sheets ..............................    F-3
Consolidated Statements of Operations ....................    F-4
Consolidated Statements of Cash Flows ....................    F-5
Consolidated Statements of Changes in Net Assets .........    F-6
Financial Highlights .....................................    F-7
Schedule of Investments ..................................    F-8
Notes to Consolidated Financial Statements ...............   F-11

                        Report of Independent Auditors

Board of Directors and Shareholders
UTEK Corporation

We have audited the accompanying consolidated balance sheets of UTEK Corporation, including the schedules of investments, as of December 31, 1999 and 1998 and the related consolidated statements of operations, cash flows, and changes in net assets, and financial highlights for each of the three years in the period ended December 31, 1999. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included the physical inspection of securities owned as of December 31, 1999 and 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of UTEK Corporation at December 31, 1999 and 1998, and the consolidated results of its operations, its cash flows and changes in its net assets and financial highlights for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP


Tampa, Florida
February 8, 2000

                               UTEK Corporation

                          Consolidated Balance Sheets


                                                                                                December 31
                                                                                                    1999
                                                             December 31       December 31        Proforma          June 30
                                                                1998              1999            (Note 4)            2000
                                                          ----------------  ----------------  ----------------  ---------------
                                                                                                 (unaudited)      (unaudited)
ASSETS
Investments in non-controlled affiliates (cost
 $320,000, $1,418,212 and $3,124,684 at
 December 31, 1998 and 1999 and June 30, 2000,
 respectively) .........................................    $  1,300,000      $  2,594,931      $ 2,594,931       $ 4,542,896
Cash and cash equivalents ..............................         418,178         1,007,229        1,007,229            91,735
Prepaid expenses and other assets ......................          22,760           522,447          522,447           914,403
Fixed assets, net ......................................          64,857            80,738           80,738            82,214
                                                            ------------      ------------      ------------      -----------
    TOTAL ASSETS .......................................       1,805,795         4,205,345        4,205,345       $ 5,631,248
                                                            ------------      ------------      ------------      -----------
LIABILITIES
Accrued expenses .......................................           8,698           114,453          114,453           324,620
Deferred income taxes ..................................         431,450           806,439     727,645 (a)          1,264,768
                                                            ------------      ------------     -------------      -----------
    TOTAL LIABILITIES ..................................         440,148           920,892          842,098         1,589,388
                                                            ------------      ------------     -------------      -----------
    NET ASSETS .........................................    $  1,365,647      $  3,284,453      $ 3,363,247       $ 4,041,860
                                                            ============      ============     =============      ===========
Commitments and Contingencies
Composition of net assets
 Common stock, $.01 par value, 19,000,000 shares
 authorized; 2,454,402, 2,782,226 and 2,782,226
 shares issued and outstanding at December 31,
 1998 and 1999 and June 30, 2000, respectively .........    $     24,544      $     27,822      $    27,822       $    27,822
Preferred stock, $.01 par value, 1,000,000 shares
 authorized and none issued and outstanding ............              --                --               --                --
Additional paid-in capital .............................         629,262         2,136,010        2,136,010         2,136,010
Accumulated income:
 Accumulated net operating income ......................         100,841           386,702          514,145(a)        993,488
 Net unrealized appreciation of investments, net of
   deferred income taxes (Note 4) ......................         611,000           733,919          685,270(a)        884,540
                                                            ------------      ------------     -------------      -----------
Net assets .............................................    $  1,365,647      $  3,284,453      $ 3,363,247       $ 4,041,860
                                                            ============      ============     =============      ===========
Net asset value per share ..............................    $       0.56      $       1.18      $      1.21       $      1.45
                                                            ============      ============     =============      ===========

------------
(a) Reflects the unaudited pro forma impact on the Company's financial position had it been taxable as a "C Corporation" (see Note 4).




See accompanying notes.

                               UTEK Corporation

                     Consolidated Statements of Operations

                                                                Year Ended December 31              Six Months Ended June 30
                                                      ------------------------------------------  ----------------------------
                                                           1997          1998           1999           1999           2000
                                                      -------------  ------------  -------------  --------------  ------------
                                                                                                    (unaudited)    (unaudited)
Income from operations: ............................
 Sale of technology rights .........................    $      --     $ 320,000     $1,098,212      $  872,492     $1,906,472
 Consulting fees ...................................                     55,000        165,000          43,214             --
 Interest income, net ..............................           --         6,843         52,161          18,346         17,160
                                                        ---------     ---------     ----------      ----------     ----------
                                                               --       381,843      1,315,373         934,052      1,923,632
                                                        ---------     ---------     ----------      ----------     ----------
Expenses:
 Salaries and wages ................................           --        27,275        197,125          76,695        163,295
 Professional fees .................................           --         3,934        184,697          57,321        100,970
 Sales and marketing ...............................           --        65,649         79,544          53,905        525,303
 General and administrative ........................        5,115       116,579        266,956         234,965        159,822
                                                        ---------     ---------     ----------      ----------     ----------
                                                            5,115       213,437        728,322         422,886        949,390
                                                        ---------     ---------     ----------      ----------     ----------
Income (loss) before income taxes ..................       (5,115)      168,406        587,051         511,166        974,242
Provision (benefit) for income taxes (Note 4) ......           --        62,450        301,190        (112,982)       367,456
                                                        ---------     ---------     ----------      ----------     ----------
   Net income (loss) from operations ...............       (5,115)      105,956        285,861         624,148        606,786
Net realized and unrealized gains:
 Increase in unrealized appreciation of
   non-controlled affiliate investments, net of
   deferred income tax expense of $369,000, and
   $73,800, at December 31, 1998 and 1999, and
   $90,872 and $365,000 at June 30, 1999 and
   2000, respectively (Note 4) .....................           --       611,000        122,919         605,000        150,621
                                                        ---------     ---------     ----------      ----------     ----------
Net increase (decrease) in net assets. .............    $  (5,115)    $ 716,956     $  408,780      $1,229,148     $  757,407
                                                        =========     =========     ==========      ==========     ==========
Unaudited pro forma information:
Net increase (decrease) in net assets before pro
 forma effect of change in Company's tax
 structure. ........................................    $  (5,115)    $ 716,956     $  408,780      $1,229,148     $  757,407
Pro forma effect of change in tax structure ........           --            --         78,794        (306,618)            --
                                                        ---------     ---------     ----------      ----------     ----------
Pro forma increase in net assets. ..................    $  (5,115)    $ 716,956     $  487,574      $  922,530     $  757,407
                                                        =========     =========     ==========      ==========     ==========

See accompanying notes.

                               UTEK Corporation
                     Consolidated Statements of Cash Flows

                                                                      Year Ended December 31          Six Months Ended June 30
                                                      -------------------------------------------- ------------------------------
                                                           1997          1998            1999           1999            2000
                                                      -------------  ------------  --------------- -------------  ---------------
                                                                                                    (unaudited)     (unaudited)
Operating activities:
Net increase (decrease) in net assets ................  $  (5,115)    $  716,956    $    408,780    $1,229,148     $     757,407
Adjustments to reconcile net increase (decrease) in
 net assets to net cash provided by (used in)
 operating activities:
 Increase in net unrealized appreciation of
   investments .......................................         --       (980,000)       (196,719)     (695,873)         (515,620)
 Deferred income taxes ...............................         --        431,450         374,989        22,129           732,456
 Services received for common stock ..................      8,317         86,550         204,219       204,219                --
 Depreciation and amortization .......................        197          4,181          14,046         6,297             9,580
 Changes in operating assets and liabilities: ........
  Prepaid expenses and other assets ..................    (31,766)         8,809        (499,687)      (64,444)         (391,956)
  Accrued expenses ...................................         --          8,698         105,755       131,325           210,167
                                                        ---------     ----------    ------------    ----------     -------------
Net cash provided by (used in) operating activities ..    (28,367)       276,644         411,383       788,563           802,034
                                                        ---------     ----------    ------------    ----------     -------------
Investing activities:
Investment securities received for sale of
 portfolio companies .................................         --       (320,000)     (1,098,212)     (872,492)       (1,706,472)
Purchases of fixed assets ............................         --        (69,038)        (29,927)       (2,858)          (11,056)
                                                        ---------     ----------    ------------    ----------     -------------
Net cash used in investing activities ................         --       (389,038)     (1,128,139)     (875,350)       (1,717,528)
                                                        ---------     ----------    ------------    ----------     -------------
Financing activities:
Proceeds from issuances of common stock ..............     28,506        530,433       1,305,807     1,305,807                --
                                                        ---------     ----------    ------------    ----------     -------------
Net cash provided by financing activities ............     28,506        530,433       1,305,807     1,305,807                --
                                                        ---------     ----------    ------------    ----------     -------------
Increase (decrease) in cash and cash equivalents .....        139        418,039         589,051     1,219,020          (915,494)
Cash and cash equivalents at beginning of period .....         --            139         418,178       418,178         1,007,229
                                                        ---------     ----------    ------------    ----------     -------------
Cash and cash equivalents at end of period ...........  $     139     $  418,178    $  1,007,229    $1,637,198     $      91,735
                                                        =========     ==========    ============    ==========     =============
                                                            ==========     =============

See accompanying notes.

                               UTEK Corporation
               Consolidated Statements of Changes in Net Assets




                                                                    Year Ended December 31             Six Months Ended June 30
                                                          ------------------------------------------  ---------------------------
                                                               1997          1998           1999           1999          2000
                                                          -------------  ------------  -------------  -------------  ------------
                                                                                                       (unaudited)    (unaudited)
Changes in net assets from operations:
 Net income (loss) from operations ......................   $  (5,115)    $  105,956    $  285,861     $  624,148     $  606,786
 Change in net unrealized appreciation of
   investments, net of related deferred taxes ...........          --        611,000       122,919        605,000        150,621
                                                            ---------     ----------    ----------     ----------     ----------
Net increase (decrease) in net assets from operations          (5,115)       716,956       408,780      1,229,148        757,407
Capital stock transactions:
 Common stock issued for cash ...........................      28,506        530,433     1,305,807      1,305,807             --
 Common stock issued for services .......................       8,317         86,550       204,219        204,219             --
                                                            ---------     ----------    ----------     ----------     ----------
Net increase in net assets from stock transactions ......      36,823        616,983     1,510,026      1,510,026             --
                                                            ---------     ----------    ----------     ----------     ----------
Net increase in net assets ..............................      31,708      1,333,939     1,918,806      2,739,174        757,407
Net assets at beginning of period .......................          --         31,708     1,365,647      1,365,647      3,284,453
                                                            ---------     ----------    ----------     ----------     ----------
Net assets at end of period .............................   $  31,708     $1,365,647    $3,284,453     $4,104,821     $4,041,860
                                                            =========     ==========    ==========     ==========     ==========

See accompanying notes.

                               UTEK Corporation
                             Financial Highlights




                                                                                                      Six Months Ended
                                                         Year Ended December 31                            June 30
                                            ------------------------------------------------   -------------------------------
                                                 1997             1998             1999             1999             2000
                                            --------------   --------------   --------------   --------------   --------------
                                                                                                 (unaudited)      (unaudited)
PER SHARE INFORMATION
Net asset value, beginning of period.....     $      --        $    0.02        $    0.56        $    0.56        $    1.18
 Net increase from operations(1) ........            --             0.05             0.10             0.23             0.22
 Net change in unrealized apprecia-
   tion on
   investments (after taxes)(1) .........            --             0.23            ( 0.04)           0.13             0.05
 Net increase from stock transac-
   tions(1) .............................         0.02              0.26             0.56             0.56                --
                                              ---------        ---------        ----------       ---------        ----------
Net asset value, end of period ..........     $   0.02         $    0.56        $    1.18        $    1.48        $    1.45
                                              =========        =========        ==========       =========        ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ...............     $  31,708        $1,365,647       $3,284,453       $4,104,821       $4,041,860
Ratio of expenses to average net
 assets (2) .............................            32%               31%              31%              15%              26%
Ratio of net income to average net
 assets .................................           (32)%              15%              12%              23%              17%
Portfolio turnover rate .................            --                --                7%              --               --
Weighted average number of shares
 outstanding during the period ..........     2,070,494         2,304,691        2,682,420        2,682,420        2,782,226

------------
1 Calculated based on weighted average number of shares outstanding during the period.

2 Excluding income taxes.


See accompanying notes.

                               UTEK Corporation
                            Schedule of Investments
                               December 31, 1998




                Date of                                                                   Original
   Shares     Acquisition                                                                   Cost          Value
-----------  -------------                                                              ------------  -------------
                            Common Stock in non-controlled affiliate - 95.2%
1,000,000        5/98       Lexon, Inc., publicly traded over the counter development
                            stage enterprise; developer of health care technology       $ 320,000      $1,300,000
                                                                                        ---------      ----------
                            TOTAL INVESTMENTS - 95.2%                                   $ 320,000       1,300,000
                                                                                        =========
                            Cash and other assets, less liabilities - 4.8%                                 65,647
                                                                                                       ----------
                            Net Assets - 100%                                                          $1,365,647
                                                                                                       ==========

Notes to Schedule of Investments:

o The above investment is non-income producing. Equity investments that have not paid dividends within the last twelve months are considered non-income producing.

o Original cost approximates tax basis of investment.

o Value of Lexon, Inc. is determined by appraisers (Notes 1 and 2).

o Lexon, Inc. shares are restricted as to disposition for a two year period commencing on the date of acquisition.

o As a greater than 10% holder, the Company is considered to be an affiliate of the above company and as a result, its ability to sell the securities will be limited under the Securities Act.




See accompanying notes.

                               UTEK Corporation
                            Schedule of Investments
                               December 31, 1999




                Date of                                                                         Original
   Shares     Acquisition                                                                         Cost          Value
-----------  -------------                                                                   -------------  -------------
                            Common Stock in non-controlled affiliates - 79.0%
 1,000,000        5/98      Lexon, Inc., publicly traded over the counter development
                            stage enterprise - 21.9%, developer of health care technology     $  320,000     $  720,000
   879,300        1/99      Image Analysis, Inc., privately held - 23.1%; medical and
                            hospital equipment developer                                         219,825        756,198
 1,584,000        5/99      Centrex, Inc., privately held - 15.9%; developer of water
                            purification methodologies                                           522,720        522,720
   900,000        5/99      Nucor Enterprises, Inc., privately held - 3.8%, developer of
                            construction materials                                               126,000        126,000
   491,957        6/99      NuElectric, Inc., publicly traded over the counter - 9.3%
                            environmental services                                               142,667        305,013
       150       11/99      Rosbon, Inc. - privately held - 5.0%, real estate development         87,000        165,000
                                                                                              ----------     ----------
                            TOTAL INVESTMENTS - 79.0%                                         $1,418,212      2,594,931
                                                                                              ==========     ==========
                            Cash and other assets, less liabilities - 21.0%                                     689,522
                                                                                                             ----------
                            Net Assets at December 31, 1999 - 100%                                           $3,284,453
                                                                                                             ==========

Notes to Schedule of Investments:

o The above investments are non-income producing. Equity investments that have not paid dividends within the last twelve months are considered non-income producing.

o Original cost approximates tax basis of investments.

o Values of investments determined by appraisal (Notes 1 and 2).

o Lexon, Inc., Image Analysis, Inc., Centrex, Inc., Nucor Enterprises, Inc. and 395,978 NuElectric, Inc. shares are restricted as to disposition for a two year period commencing on the date of acquisition.

o The Company owns more than 10% of the outstanding common stock of each of the above investments. As such, the Company is deemed to be an affiliate of the above companies.


See accompanying notes.

                               UTEK Corporation
                            Schedule of Investments
                                 June 30, 2000
                                  (unaudited)




                Date of                                                                         Original
   Shares     Acquisition                                                                         Cost          Value
-----------  -------------                                                                   -------------  -------------
                            Common Stock in non-controlled affiliates - 112.4%
 1,000,000        5/98      Lexon, Inc., publicly traded over the counter development
                            stage enterprise - 23.0%; developer of health care technology     $  320,000     $  930,000

   879,300        1/99      Image Analysis, Inc., privately held - 18.7%; medical and
                            hospital equipment developer                                         219,825        756,198

 1,584,000        5/99      Centrex, Inc., privately held - 12.9%; developer of water
                            purification methodologies                                           522,720        522,720

   900,000        5/99      Nucor Enterprises, Inc., privately held - 2.0%; developer of
                            construction materials                                               126,000         83,700

   491,957        6/99      NuElectric, Inc., publicly traded over the counter - 9.4%;
                            environmental services                                               142,667        378,806

       150       11/99      Rosbon, Inc. - privately held - 4.1%; real estate development         87,000        165,000

   100,799        3/00      Graphco Technologies, Inc. - 23.6%; privately held developer
                            of e-commerce technologies                                           952,362        952,362

   931,000        6/00      The Quantum Group, Inc. - 18.7%; publicly traded over the
                            counter developer of tire recycling methodologies                    754,110        754,110
                                                                                              ----------     ----------
                            TOTAL INVESTMENTS - 112.4%                                        $3,124,684     $4,542,896
                                                                                              ==========     ==========

                            Cash and other assets, less liabilities - (12.4%)                                  (501,036)

                            Net Assets at June 30, 2000 - 100%                                               $4,041,860
                                                                                                             ==========

Notes to Schedule of Investments:

o The above investments are non-income producing. Equity investments that have not paid dividends within the last twelve months are considered non-income producing.

o Original cost approximates tax basis of investments.

o Values of investments determined by appraisal (Notes 1 and 2).

o Lexon, Inc., Image Analysis, Inc., Centrex, Inc., Nucor Enterprises, Inc., and 395,978 NuElectric, Inc. shares are restricted as to disposition for a two year period commencing on the date of acquisition.

o The Company owns more than 10% of the outstanding common stock of each of the above investments with the exception of Graphco Technologies, Inc. and The Quantum Group, Inc.

     As such, the Company is deemed to be an affiliate of the above companies with the exception of Graphco Technologies, Inc. and The Quantum Group, Inc.

                               UTEK Corporation

                   Notes to Consolidated Financial Statements

(Information as of June 30, 1999 and 2000 and for the six months then ended is unaudited)

1. Nature of Business and Significant Accounting Policies

The Company

     We are a non-diversified, closed-end management investment company that has filed a notification of election to be treated as a Business Development Company ("BDC") under the Investment Company Act of 1940 Act.

     We commenced operations in 1997 as UTEK Corporation ("UTEK Florida"), which was incorporated under the laws of the State of Florida in August 1996. UTEK Florida was engaged in the business of technology transfer. On December 31, 1998, we formed UTEK, LLC, a limited liability company organized under the laws of the State of Florida. Subsequent thereto, the shareholders of UTEK Florida exchanged their shares of common stock for membership units in UTEK, LLC. In July 1999, we formed UTEK Corporation under the laws of the State of Delaware and in October 1999, UTEK LLC was merged into UTEK Corporation.

     As a BDC, we must be primarily engaged in the business of furnishing capital and managerial expertise to companies that do not have ready access to capital through conventional financial channels. Such companies are termed "portfolio" companies.

     The Company invests in portfolio companies that management believes are positioned to benefit from the acquisition of new technology. The Company's investments in portfolio companies are used by the portfolio companies to acquire the license rights to new technologies developed at universities and /or government research facilities. The Company provides portfolio companies with managerial assistance in technology transfer. Technology transfer is the process by which technologies developed by universities or research laboratories are licensed to companies for commercial use. The Company also may make additional investments to fund continued research and development of the acquired technologies.

     The Company seeks "merger partners" for portfolio companies, whereby the Company receives common stock in the merger partner in a non-taxable exchange for shares of the portfolio company. The Company seeks merger partners that are in the early stages of development. The merger partners normally have little or no prior operating history.

Principles of Consolidation

     The consolidated financial statements include the results of operations of UTEK Corporation and its wholly owned subsidiary UTEK Holdings, Inc. All intercompany transactions are eliminated in consolidation. Portfolio companies are consolidated with the Company prior to the exchange of their shares with a merger partner.

Interim Financial Information

     The financial information as of June 30, 1999 and 2000 and for the six months then ended is unaudited, but includes all adjustments (consisting only of normal recurring accruals) which, in the opinion of management are necessary in order to make the financial statements not misleading at such dates and for those periods. Operating results for the six months ended June 30, 2000 are not necessarily indicative of the results that may be expected for the entire year.

Segment Disclosures

     Management considers the Company as operating in only one segment, transfer of new technologies through the sale of portfolio companies. The Company has no assets or significant operations established outside the United States.

                               UTEK Corporation

(Information as of June 30, 1999 and 2000 and for the six months then ended is unaudited)

1. Nature of Business and Significant Accounting Policies  -- (Continued)

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

     Investments are stated at value. Securities traded on the over-the-counter market are valued at the closing price on the valuation date. Illiquid securities may be subject to a discount from the closing price. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered not to reflect fair value, are valued by independent appraisers based on applicable quantitative and qualitative factors. These factors may include, but are not limited to, type of securities, nature of business, marketability, market price of unrestricted securities of the same issue, (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, current financial conditions and operating results, sales and earnings growth, operating revenues, competitive conditions and current and prospective conditions in the overall stock market.

Cash and Cash Equivalents

     The Company considers all highly liquid fixed income investments with maturities of three months or less to be cash equivalents.

Income Taxes

     The Company does not qualify as a Regulated Investment Company for income tax purposes. Therefore, the Company is taxed as a regular corporation for federal and state income tax purposes. The Company accounts for income taxes in accordance with FASB Statement No. 109, "Accounting for Income Taxes". Deferred tax liabilities are related principally to unrealized appreciation of investments.

Revenue Recognition

     The Company recognizes revenue from the sale of technology rights upon the exchange of the shares of portfolio companies with unrelated merger partners. The Company records revenue based on the value of the consideration received. In most cases, the consideration received for the Rights is the common stock of the purchaser. The common stock received is recorded as an investment at value. Revenue derived from consulting services is recognized as earned, over the life of the underlying consulting agreements. In some cases, the Company is paid a fee for negotiating a successful technology transfer. In these instances, revenue is recognized upon consummation of the transaction.

Fixed Assets

     Fixed assets are stated at cost, less accumulated depreciation. Depreciation is recorded using the straight-line method over the estimated useful lives of the respective assets (generally two to five years). Leasehold improvements are amortized over the shorter of the estimated useful life of the assets or lease term.

Deferred Revenue

     Deferred revenue represents amounts received but not yet earned for consulting services to be provided under contractual obligations.

                               UTEK Corporation

(Information as of June 30, 1999 and 2000 and for the six months then ended is unaudited)

1. Nature of Business and Significant Accounting Policies  -- (Continued)

Concentrations of Credit Risk

     Cash and cash equivalents are financial instruments that potentially subject the company to concentrations of credit risk. The estimated fair value of financial instruments approximates the carrying value based on available market information. The Company invests its excess available funds primarily in U.S. Government backed securities. The Company's customers are typically located in the United States.

Research and Development

     Research and development costs consist of expenditures incurred during the course of planned search and investigation aimed at discovery of new knowledge that will be useful in developing new products or processes. The Company expenses all research and development costs as they are incurred. As of December 31, 1998 and 1999, the Company had incurred no such costs. As of June 30, 2000 the Company had incurred $235,000 in such costs, which is classified as sales and marketing expense in the consolidated statement of operations.

2. Investments

     Equity securities at December 31, 1998, 1999 and June 30, 2000 (95%, 79% and 112% of net assets, respectively) were valued at fair value as estimated by independent third party appraisers hired by the Company, in the absence of readily ascertainable fair values.

     The values assigned to these securities are based upon available information and do not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the schedule of investments may differ from the values that would have been used had a ready market existed for these securities and such differences could be significant.

     As of December 31, 1999 and June 30, 2000, the Company had established seven and eight portfolio companies with net assets of $133,000 and $25,000, respectively, which are included in other assets.

     On January 28, 2000, the Company sold its Cancer Diagnostics portfolio company to Lexon, Inc. for $200,000. We received $50,000 in cash and a promissory note for $150,000.

     On March 21, 2000, the Company sold its 70% interest in Digital Personnel, Inc. a portfolio company, to a subsidiary of Graphco Technologies, Inc. ("GTC") for 100,799 shares of GTC common stock in a non-taxable exchange.

     On June 24, 2000, the Company sold its 95% interest in Advanced Recycling Sciences, Inc. portfolio company to The Quantum Group, Inc. for 931,000 unregistered shares of The Quantum Group, Inc. capital stock.

3. Fixed Assets

     Fixed assets consist of the following:



                                                 December 31
                                          -------------------------      June 30
                                             1998          1999           2000
                                          ----------   ------------   ------------
                                                                       (unaudited)
Computer Equipment ....................    $ 37,084     $  54,741      $  65,797
Furniture and Fixtures ................      19,125        26,268         26,268
Leasehold improvements ................      12,829        17,955         17,955
                                           --------     ---------      ---------
                                             69,038        98,964        110,020
Less accumulated depreciation .........      (4,181)      (18,226)       (27,806)
                                           --------     ---------      ---------
                                           $ 64,857     $  80,738      $  82,214
                                           ========     =========      =========

                               UTEK Corporation

(Information as of June 30, 1999 and 2000 and for the six months then ended is unaudited)

4. Income Taxes

     Prior to October 14, 1999, the Company's business was structured as a limited liability company ("LLC"). The LLC elected to be treated as a partnership under the provisions of Subchapter K of the Internal Revenue Code. Under those provisions, the LLC did not pay corporate income taxes on its taxable income. Instead, the owners of the LLC were individually liable for income taxes on the LLC's taxable income. The LLC's subsidiaries, including UTEK Holdings and UTEK Corporation, were all taxed as C corporations. The tax provisions for the years ended December 31, 1997 and 1998, respectively, are determined based on the earnings of UTEK Holdings, since the LLC and its other subsidiaries did not begin operations until January 1, 1999.

     On October 14, 1999, the Company restructured its business, whereby the members of the LLC contributed their membership interests to the Company, a newly created corporation. As a result, all of the LLC's assets, including the stock of its subsidiaries, were transferred to the Company. The LLC ceased to exist. In addition, UTEK Holdings and UTEK Corporation were liquidated into the Company. As of October 14, 1999, the Company is taxable as a C Corporation.

     The Company accounts for income taxes under FASB No. 109, Accounting for Income Taxes. Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

     The components of the income tax provision (benefit) on operations, excluding deferred income taxes on unrealized appreciation of investments, are as follows:

                                                                                     Six Months Ended
                                                 Year Ended December 31                  June 30,
                                             -------------------------------   ----------------------------
                                              1997       1998        1999           1999           2000
                                             ------   ---------   ----------   -------------   ------------
                                                                                (unaudited)     (unaudited)
Current:
  Federal                                     $--      $    --     $     --     $       --       $     --
  State                                        --           --           --             --             --
                                              ---      -------     --------     ----------       --------
                                               --           --           --             --             --

Deferred:
  Federal                                      --       53,322      257,168        (96,469)       313,884
  State                                        --        9,128       44,022        (16,513)        53,572
                                              ---      -------     --------     ----------       --------
                                               --       62,450      301,190       (112,982)       367,456
                                              ---      -------     --------     ----------       --------
                                              $--      $62,450     $301,190     $ (112,982)      $367,456
                                              ===      =======     ========     ==========       ========


     A reconciliation of the differences between the effective income tax rate and the statutory federal tax rate follows:

                                                                                        Six Months Ended
                                                Year Ended December 31                      June 30,
                                        ---------------------------------------   ----------------------------
                                            1997          1998          1999           1999           2000
                                        ------------   ----------   -----------   -------------   ------------
                                                                                   (unaudited)     (unaudited)
Tax at U.S. statutory rate                $ (1,739)     $ 57,258     $199,597      $  173,796       $331,242
State taxes, net of federal benefit           (186)        6,210       29,057         (10,899)        36,214
Valuation allowance                          1,925        (1,925)          --              --             --
LLC loss deductible by members                  --            --       71,193        (277,040)            --
Other                                           --           907        1,343           1,161             --
                                          --------      --------     --------      ----------       --------
                                          $     --      $ 62,450     $301,190      $ (112,982)      $367,456
                                          ========      ========     ========      ==========       ========

                               UTEK Corporation

(Information as of June 30, 1999 and 2000 and for the six months then ended is unaudited)

4. Income Taxes  -- (Continued)

     Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                                                            Six Months Ended
                                                 Year Ended December 31                         June 30,
                                       -------------------------------------------   -------------------------------
                                           1997           1998            1999            1999             2000
                                       -----------   -------------   -------------   -------------   ---------------
                                                                                      (unaudited)      (unaudited)
Noncurrent deferred tax asset:
 Net operating loss carryforward        $  1,925      $   57,740      $  107,741      $  170,948      $    383,358
 Other                                                                       203              --               203
Less: Valuation allowance                 (1,925)             --              --              --                --
                                        --------      ----------      ----------      ----------      ------------
                                              --          57,740         107,944         170,948           383,561
Current deferred tax liability:
 Investments in non-controlled                --        (489,190)       (914,383)       (854,416)       (1,648,329)
                                        --------      ----------      ----------      ----------      ------------
   affiliates
Net deferred tax asset (liability)      $     --      $ (431,450)     $ (806,439)     $ (683,468)     $ (1,264,768)
                                        ========      ==========      ==========      ==========      ============

     SFAS No. 109 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, management has determined that a valuation allowance is not necessary as of December 31, 1999.

     At December 31, 1999, the Company has available net operating loss carryforwards of approximately $286,000, which expire in 2012, 2018, and 2019.

     On a pro forma basis, if the Company were a taxable entity for all periods, the Company would recognize the benefit of additional taxable losses of approximately $209,000. The unaudited pro forma tax provision on operations, presented as if the Company were a taxable entity for all periods presented and calculated in accordance with SFAS NO. 109, are as follows:


                                                                                   Six Months Ended
                                               Year Ended December 31                  June 30,
                                           -------------------------------   ----------------------------
                                            1997       1998        1999           1999           2000
                                           ------   ---------   ----------   -------------   ------------
                                                                              (unaudited)     (unaudited)
Current income tax provision                $--      $    --     $     --       $     --       $     --
Deferred income tax provision                --       62,450      222,396        193,636        367,456
                                            ---      -------     --------       --------       --------
                                            $--      $62,450     $222,396       $193,636       $367,456
                                            ===      =======     ========       ========       ========

     A reconciliation of the differences between the pro forma effective income tax rate and the pro forma statutory federal tax rate follows:

                                                                                        Six Months Ended
                                                Year Ended December 31                      June 30,
                                        ---------------------------------------   ----------------------------
                                            1997          1998          1999           1999           2000
                                        ------------   ----------   -----------   -------------   ------------
                                                                                   (unaudited)     (unaudited)
Tax at U.S. statutory rate                $ (1,739)     $ 57,258     $199,597        $173,796       $331,242
State taxes, net of federal benefit           (186)        6,210       21,456          18,679         36,214
Valuation allowance                          1,925        (1,925)          --              --             --
Other                                           --           907        1,343           1,161             --
                                          --------      --------     --------        --------       --------
                                          $     --      $ 62,450     $222,396        $193,636       $367,456
                                          ========      ========     ========        ========       ========

                               UTEK Corporation

(Information as of June 30, 1999 and 2000 and for the six months then ended is unaudited)

5. Stockholders' Equity

     Transactions in common stock for the three years ended December 31, 1999 and the six months ended June 30, 2000 were as follows:

                                                                                    Additional
                   Common Stock                        Shares       Par value     paid-in capital
                   ------------                        ------       ---------     ---------------
Balance at January 1, 1997                                  --       $    --        $       --
 Initial funding-August 27, 1997                     1,950,000        19,500             9,006
 Issued for services                                   166,334         1,664             6,653
                                                     ---------       -------        ----------
Balance at December 31, 1997                         2,116,334        21,164            15,659
 Private placement -- May 14, 1998                     207,068         2,070           308,532
 Private placement -- July 25, 1998                     96,400           964           218,867
                                                     ---------       -------        ----------
                                                       303,468         3,034           527,399
 Issued for services                                    34,600           346            86,204
                                                     ---------       -------        ----------
Balance at December 31, 1998                         2,454,402        24,544           629,262
 Private placement--April 12, 1999                     281,424         2,814         1,302,993
 Issued for services                                    46,400           464           203,755
                                                     ---------       -------        ----------
 Balance at December 31, 1999 and June 30, 2000      2,782,226       $27,822        $2,136,010
                                                     =========       =======        ==========


     The Board of Directors of UTEK Corporation authorized management of the Company to file a registration statement with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock. The Company contemplates using the proceeds from the proposed public offering to finance its growth plans.

     In conjunction with the proposed public offering discussed above, the Company intends to issue approximately 1,150,000 shares, including the underwriters' over-allotment option. This amount excludes 100,000 shares reserved for issuance upon exercise of the underwriters' warrants exercisable over a period of four years at $9.90 per share.

     In September 1999, the Company's stockholders approved the establishment of an employee stock option plan. Under the Plan, the Company is authorized to grant options to purchase up to 500,000 shares of Common Stock. At December 31, 1999 and June 30, 2000, no options had been granted.

     Additionally, upon completion of the above mentioned offering, the Company intends to grant to its CEO and President incentive stock options to purchase up to 100,000 and 50,000 shares of its common stock, respectively.

     In addition, other employees and members of the Board of Directors will be granted an aggregate of 228,000 options.

6. Stock Compensation and Employment Agreements

     Stock grants to employees and non-employees in exchange for services have a vesting period of two years. The Company accounts for stock grants to employees in exchange for services in accordance with APB No 25, Accounting for Stock Issued to Employees. Stock grants to non-employees in exchange for services are accounted for in accordance with FAS 123, Accounting for Stock-Based Compensation. Expenses related to stock grants to employees and non-employees during fiscal 1997, 1998, and 1999, amounted to $4,900, $78,700, and $204,000, respectively.

     Effective September 1, 1999, the Company entered into five-year employment agreements with its CEO and President providing for an annual base salary of $150,000 and $100,000, respectively for their services.

7. Commitments and Contingencies

     The Company's commitments are limited to an operating lease for the corporate office. During fiscal 1997, 1998, 1999 rental expense related to this lease was $-0-, $6,932, $16,937, respectively.

                               UTEK Corporation

(Information as of June 30, 1999 and 2000 and for the six months then ended is unaudited)

7. Commitments and Contingencies  -- (Continued)

     At December 31, 1999, future minimum payments under operating leases are as follows:


                           2000       $18,993
                           2001        18,993
                           2002         4,748
                                      -------
                           Total      $42,734
                                      =======

8. Subsequent Events (unaudited)




     On August 8, 2000, the Company received and signed a letter of intent from Voice & Wireless Corporation for the acquisition of its subsidiary, Universal Keypad, Inc. This transaction may take place by October 31, 2000 pending the result of due diligence and provided all necessary conditions and approvals are achieved.

     In August 2000, the Company sold 75,027 shares of its Lexon, Inc. common stock for $62,035.

     On September 6, 2000, UTEK Corporation and their previous underwriters mutually agreed to terminate their investment banking relationship. On September 6, 2000, UTEK Corporation and Schneider Securities, Inc. signed a letter of intent for Schneider Securities to provide investment banking services to UTEK Corporation.

     On September 13, 2000, the Company finalized a revolving line of credit loan with a local financial institution. This line of credit allows the Company to borrow up to $150,000 with a rate of interest at prime (presently 9.5%). The line of credit is due on demand and is secured by a pledge of a portion of the Company's investments in non-controlled affiliates and the personal guarantees of the chief executive officer, a director, and a shareholder.

================================================================================
       You should rely only on the information contained in this prospectus. We have not authorized anyone to provide information different from that contained in this prospectus. We are offering to sell, and seeking offers to buy, shares of common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of our common stock.

                     -----------------------------------
                               TABLE OF CONTENTS



                                                         Page
                                                      ---------
Prospectus Summary ................................        1
Risk Factors ......................................        6
Dilution ..........................................       14
Dividends and Future Distributions ................       15
Capitalization ....................................       15
Use of Proceeds ...................................       16
Selected Financial Data ...........................       17
Management's Discussion and Analysis of
   Financial Condition and Results of
   Operations .....................................       18
Business ..........................................       21
Investment Objectives and Policies ................       21
Determination of Net Asset Value ..................       32
Portfolio Transactions ............................       32
Regulation ........................................       32
Management ........................................       35
Control Persons and Principal Holders of
   Securities .....................................       39
Conflicts of Interest .............................       40
Investment Advisory Services ......................       40
Brokerage Allocation and Other Practices ..........       40
Income Tax Matters ................................       41
Description of Securities .........................       41
Underwriting ......................................       43
Legal Matters .....................................       45
Experts ...........................................       45
Custodian .........................................       45
Consolidated Financial Statements .................      F-1

                     -----------------------------------
       Until    , 2000 (25 days after the date of this Prospectus), all dealers effecting transactions in our securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus with respect to their unsold allotments or subscriptions.

================================================================================

================================================================================











                                   1,000,000
                                     Shares
                                of Common Stock


                               [GRAPHIC OMITTED]


                               UTEK CORPORATION








                   ----------------------------------------
                                   PROSPECTUS
                   ----------------------------------------










                           Schneider Securities, Inc.





================================================================================

                                    PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements
     See "Index to Financial Statements" on page F-1 of the prospectus

(2) Exhibits

   1.1       Form of Underwriting Agreement
   1.2       Form of Agreement Among Underwriters
   1.3       Form of Selected Dealers' Agreement
   3.1       Certificate of Incorporation, dated July 6, 1999, as filed and recorded with the Secretary of State of the State of Delaware on July 13, 1999**
   3.2       Certificate of Amendment to Certificate of Incorporation, dated October 14, 1999, as filed and recorded with the Secretary of State of the State of Delaware on October 15, 1999.**
   3.3       By-Laws of UTEK Corporation**
   4.1       Form of Representative's Warrant
   4.2       Certificate of Merger of UTEK Corporation and UTEK LLC, dated October 18, 1999, as filed and recorded with the Secretary of State of the State of Delaware on October 25, 1999.**
   4.3       Specimen Common Stock Certificate**
   5.1       Opinion of Gersten, Savage & Kaplowitz, LLP*
  10.1       Form of Financial Consulting Agreement between UTEK Corporation and Schneider Securities, Inc.
  10.2       1999 Incentive Stock Option Plan**
  10.3       2000 Non-Qualified Stock Option Plan**
  10.4       Employment Agreement with Clifford M. Gross**
  10.5       Employment Agreement with Uwe Reischl**
  10.6       Agreement dated January 30, 1998 between UTEK Corporation and the University of South
             Florida**
  10.7       Master Agreement dated June 18, 1999 between UTEK Corporation and Johns Hopkins Univer-
             sity**
  10.8       Strategic Alliance dated November 3, 1999 between UTEK Corporation and Fraunhofer Institute for Interfacial Engineering and Biotechnology IGB**
  10.9       Strategic Alliance dated October 18, 1999 between UTEK Corporation and University of Florida**
  10.10      Services Agreement dated May 18, 1998 between UTEK Corporation and the University of
             Memphis.**
  10.11      Consulting Agreement between UTEK Corporation and NuElectric Corporation, dated
             November 16, 1998.**
  10.12      Consulting Agreement between UTEK Corporation and Darby Group Companies, dated
             May 3, 1999.**
  10.13      License Agreement dated July 13, 1999 between The Regents of the University of California and
             E. Coli Measurement Systems, Inc.**
  10.14      License Agreement dated January 1, 1999 between Clean Water Technologies, Inc. and the
             University of South Florida Research Foundation, Inc.**
  10.15      Sponsored Research Agreement dated February 12, 1999 between Advanced Reinforcing Technolo-
             gies, Inc. and Cornell University**
  10.16      License Agreement between Cornell Research Foundation, Inc. and Advanced Reinforcing
             Technologies, Inc. dated March 1, 1999.**
  10.17      License Agreement dated December 15, 1999 between the California Institute of Technology and
             Digital Personnel, Inc.**
  10.18      License Agreement dated September 1999 between Safe Water Technologies, Inc. and University of
             South Florida Research Foundation, Inc.**
  10.19      Strategic Alliance dated December 13, 1999 between UTEK Corporation and Virginia Tech Intel-
             lectual Properties, Inc.**
  10.20      Agreement and Plan of Merger dated March 21, 2000 between UTEK Corporation, Digital Person-
             nel, Inc. and Graphco-DPI Holding Company, Inc.**

  10.21      License Agreement dated as of March 28, 2000 between Johns Hopkins University and Zorax, Inc.**
  10.22      Sponsored Research Agreement dated March 31, 2000 between Johns Hopkins University and
             Zorax, Inc.**
  10.23      Strategic Alliance dated December 23, 1999 between UTEK Corporation and Florida State Univer-
             sity Research Foundation.*
  10.24      Strategic Alliance dated March 23, 2000 between UTEK Corporation and Florida Institute of Tech-
             nology.*
  10.25      Strategic Alliance dated April 14, 2000 between UTEK Corporation and Sopartec.*
  10.26      Strategic Alliance dated June 1, 2000 between UTEK Corporation and Auburn University.*
  10.27      Commercial Pledge and Security Agreement dated September 13, 2000 between UTEK Corporation and the Bank of Tampa
  23.1       Consent of Ernst & Young, LLP, independent auditors.
  23.2       Consent of Gersten, Savage & Kaplowitz, LLP (incorporated into Exhibit 5.1)*
  24.1       Powers of Attorney (included on signature page)
  27         Financial Data Schedule

------------
Exhibits have been filed herewith unless otherwise indicated.
 * To be filed by amendment
** Previously filed


ITEM 25. MARKETING ARRANGEMENTS

     The information contained under the heading "Underwriting" on pages 38 and 39 of the prospectus is incorporated herein by this reference.

      See the form of Underwriting Agreement filed as exhibit 1.1 hereto.


ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following is a statement of the estimated expenses to be paid by the Company in connection with the issuance and distribution of the securities being registered:


SEC Registration Fee ....................................    $  2,083
NASD Filing Fee .........................................       1,262
Nasdaq Listing Fees* ....................................       6,250
Printing Engraving Expenses* ............................      90,000
Legal Fees and Expenses* ................................     290,000
Accounting Fees and Expenses* ...........................     260,000
Blue Sky Fees and Expenses* .............................      35,000
Transfer Agent and Registrar Fees and Expenses* .........      10,000
Miscellaneous* ..........................................       9,405
                                                             --------
   Total ................................................    $704,000
                                                             ========

------------
* estimate

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Microsphere Technologies, Inc., a Delaware corporation, is a wholly-owned subsidiary of the Company.

     Zorax, Inc., a Delaware corporation, is a 91%-owned subsidiary of the Company.

     Technology Development, Inc., a Delaware corporation, is a wholly-owned subsidiary of the Company.

     Advanced Desalination, Inc., a Delaware corporation, is a wholly-owned subsidiary of the Company.

     Doppler Technology International, Inc., a Delaware corporation, is a wholly-owned subsidiary of the Company.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES


     The following table sets forth the number of record holders of the Company's common stock as of the date hereof:

Title of Class                              Number of Record Holders
--------------                              ------------------------

Common Stock, $0.01 par value ..........              106

ITEM 29. INDEMNIFICATION OF DIRECTORS AND OFFICERS


     Section 145 of the General Corporation Law of the State of Delaware provides for the indemnification of officers and directors under certain circumstances against expenses incurred in successfully defending against a claim and authorizes Delaware corporations to indemnify their officers and directors under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of their being or having been an officer or director.

     Section 102(b) of the Delaware General Corporation Law permits a corporation, by so providing in its Certificate of Incorporation, to eliminate or limit a director's liability to the corporation and its stockholders for monetary damages arising out of certain alleged breaches of their fiduciary duty. Section 102(b)(7) provides that no such limitation of liability may affect a director's liability with respect to any of the following: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not made in good faith or which involve intentional misconduct of knowing violations of law; (iii) liability for dividends paid or stock repurchased or redeemed in violation of the Delaware General Corporation law; or (iv) any transaction from which the director derived an improper personal benefit. Section 102(b)(7) does not authorize any limitation on the ability of the company or its stockholders to obtain injunctive relief, specific performance or other equitable relief against directors.

     Article Ten of our Certificate of Incorporation provides that the personal liability of our directors be eliminated to the fullest extent permitted under the Delaware General Corporation law.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the issue.

     We refer to the Underwriting Agreement, the proposed form of which is filed as Exhibit 1.1, pursuant to which the underwriter agrees to indemnify our directors and certain of our officers and certain other persons against certain civil liabilities.


ITEM 30. BUSINESS AND OTHER FUNCTIONS OF INVESTMENT ADVISOR

     Not applicable.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     Our accounts and records are and will be maintained at the address set forth below:

    UTEK Corporation
    202 South Wheeler Street
    Plant City, Florida 33566

ITEM 32. MANAGEMENT SERVICES

     Except as described in the prospectus under "Management", we are not a party to any management services transaction.


ITEM 33. UNDERTAKINGS

     Insofar as indemnification for liabilities arising under the 1933 Act may be available to directors, officers and controlling persons of the registrant pursuant to any charter provision, By-law, contract arrangement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes:

       (1) to suspend the offering of shares until the prospectus is amended if
   (i) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus; and

       (2) that, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

       (3) that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

     Pursuant to the requirements of the Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirement for filing on Form N-2 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Florida on September 19, 2000.

                                 UTEK Corporation

                                 By: /s/ Clifford M. Gross
                                   ------------------------------------------
                                   Clifford M. Gross
                                   Chief Executive Officer




                   Signature                                       Title                         Date
-----------------------------------------------   ---------------------------------------   -------------
  /s/ Clifford M. Gross                           Chief Executive Officer and Chairman   September 19, 2000
------------------------                          of the Board of Directors
    Clifford M. Gross

          *                                       President                              September 19, 2000
-----------------------
     Uwe Reischl

          *
-----------------------                           Chief Financial Officer                September 19, 2000
   Carole R. Mason

          *
-----------------------                           General Counsel and Director           September 19, 2000
     Sam Reiber

          *                                       Director of Scientific Advisory Board  September 19, 2000
-----------------------                           and Director
  Stuart M. Brooks

          *
-----------------------                           Director June , 2000                   September 19, 2000
Kwabena Gyimah-Brempong

          *
-----------------------                           Director
   Arthur Chapnik

          *
-----------------------                           Director                               September 19, 2000
     Carl Nisser

 /s/ David Michael                                Director                               September 19, 2000
-----------------------
    David Michael


*By: /s/ Clifford M. Gross
     ---------------------
       Clifford M. Gross
      (attorney-in-fact)

                                 EXHIBIT INDEX


  1.1        Form of Underwriting Agreement
  1.2        Form of Agreement Among Underwriters
  1.3        Form of Selected Dealers' Agreement
  3.1        Certificate of Incorporation, dated July 6, 1999, as filed and recorded with the Secretary of State of the State of Delaware on July 13, 1999**
  3.2        Certificate of Amendment to Certificate of Incorporation, dated October 14, 1999, as filed and recorded with the Secretary of State of the State of Delaware on October 15, 1999.**
  3.3        By-Laws of UTEK Corporation**
  4.1        Form of Representative's Warrant
  4.2        Certificate of Merger of UTEK Corporation and UTEK LLC, dated October 18, 1999, as filed and recorded with the Secretary of State of the State of Delaware on October 25, 1999.**
  4.3        Specimen Common Stock Certificate**
  5.1        Opinion of Gersten, Savage & Kaplowitz, LLP*
 10.1        Form of Financial Consulting Agreement between UTEK Corporation and Schneider Securities, Inc.
 10.2        1999 Incentive Stock Option Plan**
 10.3        2000 Non-Qualified Stock Option Plan**
 10.4        Employment Agreement with Clifford M. Gross**
 10.5        Employment Agreement with Uwe Reischl**
 10.6        Agreement dated January 30, 1998 between UTEK Corporation and the University of South
             Florida**
 10.7        Master Agreement dated June 18, 1999 between UTEK Corporation and Johns Hopkins
             University**
 10.8        Strategic Alliance dated November 3, 1999 between UTEK Corporation and Fraunhofer Institute for Interfacial Engineering and Biotechnology IGB**
 10.9        Strategic Alliance dated October 18, 1999 between UTEK Corporation and University of Florida**
 10.10       Services Agreement dated May 18, 1998 between UTEK Corporation and the University of
                Memphis.**
 10.11       Consulting Agreement between UTEK Corporation and NuElectric Corporation, dated
             November 16, 1998.**
 10.12       Consulting Agreement between UTEK Corporation and Darby Group Companies, dated
             May 3, 1999.**
 10.13       License Agreement dated July 13, 1999 between The Regents of the University of California and
             E. Coli Measurement Systems, Inc.**
 10.14       License Agreement dated January 1, 1999 between Clean Water Technologies, Inc. and the
             University of South Florida Research Foundation, Inc.**
 10.15       Sponsored Research Agreement dated February 12, 1999 between Advanced Reinforcing
             Technologies, Inc. and Cornell University**
 10.16       License Agreement between Cornell Research Foundation, Inc. and Advanced Reinforcing
             Technologies, Inc. dated March 1, 1999.**
 10.17       License Agreement dated December 15, 1999 between the California Institute of Technology and
             Digital Personnel, Inc.**
 10.18       License Agreement dated September 1999 between Safe Water Technologies, Inc. and University of South Florida Research Foundation, Inc.**
 10.19       Strategic Alliance dated December 13, 1999 between UTEK Corporation and Virginia Tech
             Intellectual Properties, Inc.**
 10.20       Agreement and Plan of Merger dated March 21, 2000 between UTEK Corporation, Digital
             Personnel, Inc. and Graphco-DPI Holding Company, Inc.**
 10.21       License Agreement dated as of March 28, 2000 between Johns Hopkins University and Zorax, Inc.**
 10.22       Sponsored Research Agreement dated March 31, 2000 between Johns Hopkins University and
             Zorax, Inc.**
 10.23       Strategic Alliance dated December 23, 1999 between UTEK Corporation and Florida State
             University Research Foundation.*
 10.24       Strategic Alliance dated March 23, 2000 between UTEK Corporation and Florida Institute of
             Technology.*
 10.25       Strategic Alliance dated April 14, 2000 between UTEK Corporation and Sopartec.*
 10.26       Strategic Alliance dated June 1, 2000 between UTEK Corporation and Auburn University.*
 10.27       Commercial Pledge and Security Agreement dated September 13, 2000 between UTEK
             Corporation and The Bank of Tampa
 23.1        Consent of Ernst & Young, LLP, independent auditors.
 23.2        Consent of Gersten, Savage & Kaplowitz, LLP (incorporated into Exhibit 5.1)*
 24.1        Powers of Attorney (included on signature page)
   27        Financial Data Schedule

------------
Exhibits have been filed herewith unless otherwise indicated.
 * To be filed by amendment
** Previously filed